UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MELLON FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mellon	Mellon Financial Corporation One Mellon Center Pittsburgh, PA 15258-0001 March 15, 2007

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Tuesday, April 17, 2007, at 10:00 A.M. We will hold the meeting in the Grand Ballroom on the 17th Floor of the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania.

Enclosed is a notice that describes the business that we expect to come before the annual meeting, the proxy statement, a form of proxy and a copy of our 2006 annual report.

On December 4, 2006, we announced that we had entered into a merger agreement with The Bank of New York Company, Inc., under which we will merge into one new company called The Bank of New York Mellon Corporation. We will hold a separate, special meeting of shareholders to approve the merger, and you will receive separate proxy materials for that special meeting.

We hope that you will be able to attend our annual meeting. Whether or not you attend, it is important that you vote your shares at this meeting. To ensure that your shares are voted at the meeting, we ask that you sign, date and return the proxy form promptly in the enclosed envelope or vote your shares by the Internet or telephone as described on the proxy form. Voting your shares by proxy, Internet or telephone will not limit your right to attend the meeting, and vote your shares, in person.

Sincerely,

/s/ Robert P. Kelly

Robert P. Kelly

Chairman, President and Chief Executive Officer

Mellon

One Mellon Center

Pittsburgh, Pennsylvania 15258-0001

Notice of Annual Meeting of Shareholders

To Our Shareholders:

We will hold our annual meeting of shareholders on Tuesday, April 17, 2007 in the Grand Ballroom on the 17th Floor of the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania. The meeting will begin at 10:00 A.M.

If you owned shares of our common stock on the close of business on February 9, 2007, which is the record date, you can vote at this meeting. At the annual meeting, we will vote on the following matters:

1.	to elect five directors to serve for a one-year term if the by-law amendments described in the second proposal are approved and adopted (or a three-year term if the by-law amendments are not approved and adopted);

2.	to amend our by-laws to phase out our classified board structure, to eliminate the provisions specifying a 75% shareholder vote to remove any director without cause, and to eliminate the provisions requiring a 75% shareholder vote to amend or repeal certain by-law provisions relating to our board of directors if the amendment is not proposed by our board;

3.	to approve and adopt amendments to our Long-Term Profit Incentive Plan (2004) to increase the number of shares available for grants under that plan and to change how certain awards are counted against the number of shares reserved for issuance under the plan; and

4.	to ratify the appointment of KPMG LLP as our independent public accountants for 2007.

We will also consider any other business that is properly raised at the meeting or any adjournment of the meeting.

We have enclosed for your information the following materials:

•	a proxy statement;

•	a proxy form;

•	a postage paid addressed return envelope, which you can use to return a completed proxy to us; and

•	our 2006 annual report.

Please mark, sign and date the proxy form and return it to us in the postage paid addressed envelope promptly to vote your shares. You may also vote your shares through the Internet or by telephone as described on the proxy form.

If you plan to attend the annual meeting in person, we ask that you also complete and return the reservation form attached to the end of the proxy statement. If you plan on attending the meeting in person, you may also vote your shares in person—even if you have previously voted your shares by proxy, Internet or telephone.

By Order of the Board of Directors

/s/ Carl Krasik

Carl Krasik

Secretary

March 15, 2007

Mellon

One Mellon Center

Pittsburgh, Pennsylvania 15258-0001

Proxy Statement

March 15, 2007

We are soliciting proxies for Mellon Financial Corporation’s annual meeting of shareholders. The annual meeting will be held on Tuesday, April 17, 2007. If you owned shares of our common stock at the close of business on February 9, 2007, which we refer to as the record date, you may vote your shares at the meeting. On the record date, 416,501,689 shares of our common stock were outstanding.

You are entitled to one vote for each nominee for director, with respect to proxy item 1, and one vote on each of the other proposals for each share that you held on the record date. You are not permitted to cumulate votes in the election as directors.

You may vote your shares in several ways:

•	by attending the meeting and voting your shares in person;

•	by completing the enclosed proxy form and returning it to us in the enclosed postage paid envelope;

•	through the Internet; or

•	by telephone, so long as you are able to dial the toll free number provided on the proxy card.

If you vote by the Internet or telephone, you must vote your shares by 11:59 p.m. on April 16, 2007 in order for your votes to be counted. If you vote by Internet or telephone, you should have the enclosed proxy card available to assist you in voting on the various proposals, and you will be asked to provide the control number on the card.

When you vote by proxy, you should direct how your shares should be voted for each proposal. If you sign and return your proxy card but do not tell us how to vote your shares for one or more proposals, then your shares will be voted in accordance with the recommendations of our board of directors (or audit committee) for each proposal where you have not provided us directions. If you vote by the Internet or telephone, you will be required to provide voting directions for each proposal listed on the proxy form.

Our board of directors has recommended that you vote your shares “FOR” the first three proposals listed below, and our audit committee has recommended that you vote your shares “FOR” the fourth proposal listed below:

1.	to elect the five directors named below to serve for a one-year term if the by-law amendments described in the second proposal are approved and adopted (or a three-year term if the by-law amendments are not approved and adopted);

2.	to amend our by-laws to phase out our classified board structure, to eliminate the provisions specifying a 75% shareholder vote to remove any director without cause, and to eliminate the provisions requiring a 75% shareholder vote to amend or repeal certain by-law provisions relating to our board of directors if the amendment is not proposed by our board;

3.	to approve and adopt amendments to our Long-Term Profit Incentive Plan (2004) to increase the number of shares available for grants under that plan and to change how certain awards are counted against the number of shares reserved for issuance under the plan; and

4.	to ratify the appointment of KPMG LLP as our independent public accountants for 2007.

You may revoke your proxy before it is voted at the meeting in any of the following ways:

•	by completing and returning a proxy form with a later date,

•	by voting by telephone or on the Internet at a later date and before the close of the telephone or Internet voting facilities,

•	by writing to our Secretary and stating that you are revoking your earlier proxy or that you intend to vote in person at the meeting, or

•	by attending the meeting and voting your shares in person.

If you vote more than once, your vote closest to the date of the meeting will be counted.

Unless you tell us otherwise, the persons appointed proxies to vote at our annual meeting may vote your shares in accordance with their judgment on any other matters properly presented for action at the meeting and at any adjournment of the meeting that are not described on the proxy form. At the date of this proxy statement, we do not know of any such other matters that will be presented.

Our transfer agent, Mellon Investor Services, LLC, collects and holds confidential any proxies, ballots or voting tabulations that identify individual owners of our common stock who are voting their shares at the annual meeting. Our transfer agent will not disclose individual votes to us unless the disclosure is required for us to meet legal requirements. For instance, disclosure of individual information could be required if an individual requests that the transfer agent disclose the information to us or in the event that a proxy solicitation contest begins.

We will begin distributing the proxy materials contained in this package on March 15, 2007.

You may request a free copy of our Annual Report on Form 10-K for 2006, which includes our financial statements, by sending a written request by e-mail to mellon_10-K/8-K@mellon.com or by mail to Carl Krasik, Secretary, Mellon Financial Corporation, One Mellon Center, Room 4826, Pittsburgh, PA 15258-0001.

PROPOSED TRANSACTION WITH THE BANK OF NEW YORK COMPANY, INC.

On December 3, 2006, we entered into an Agreement and Plan of Merger with The Bank of New York Company, Inc. (which we refer to as Bank of New York) pursuant to which we and Bank of New York agreed to merge into a newly-formed Delaware corporation called The Bank of New York Mellon Corporation (which we refer to as either the new company or Bank of New York Mellon). On February 23, 2007, we amended and restated the merger agreement. All references to the merger agreement in this proxy statement refer to the merger agreement as amended and restated.

Subject to the terms and conditions of the merger agreement, which has been unanimously approved by the boards of directors of both companies, upon the completion of the merger each share of our common stock will be converted into one share of the new company’s common stock and each share of Bank of New York common stock will be converted into 0.9434 shares of the new company’s common stock. In addition, our stock options and other equity awards will convert upon completion of the merger into stock options and equity awards with respect to the new company’s common stock. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

The board of directors of each company has adopted a resolution recommending the adoption of the merger agreement by its respective shareholders, and each party has agreed to put the merger before their respective shareholders for consideration.

This package of information is for our annual meeting and does not contain information regarding the proposed merger and does not ask you to consider the merger. We will hold a separate, special meeting of shareholders to consider and approve the proposed merger. We will send a separate package of proxy solicitation materials to you for the special meeting to vote on the merger.

The merger agreement contains customary representations, warranties and covenants of the parties including, among others, covenants:

•	to conduct their respective businesses in the ordinary course during the period between the execution of the merger agreement and the consummation of the merger, and

•	not to engage in certain kinds of transactions during such period.

Each party has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

The merger agreement also contains a series of covenants reflecting the commitment of the new company to continue investing and maintaining a substantial presence in the greater Pittsburgh area following the merger.

Consummation of the merger is subject to various conditions, including:

•	requisite approvals of the holders of our common stock and Bank of New York’s common stock,

•	receipt of regulatory approvals, and

•	the absence of any law or order prohibiting the merger.

In addition, each party’s obligation to consummate the merger is subject to certain other conditions, including (i) subject to the standards set forth in the merger agreement, the accuracy of the representations and warranties of the other party, (ii) compliance by the other party with its covenants in all material respects and (iii) the delivery of opinions from counsel relating to the U.S. federal income tax treatment of the merger.

Upon completion of the merger, our Chairman, President and Chief Executive Officer, Robert P. Kelly, will become Chief Executive Officer of the new company. Thomas A. Renyi, the Chairman and Chief Executive Officer of Bank of New York, will become Executive Chairman of the new company, and Gerald Hassell, the President of Bank of New York, will become President of the new company. Eighteen months following the completion of the merger, Mr. Renyi will retire as Executive Chairman, and Mr. Kelly will succeed him as Chairman. The board of directors of the new company will initially consist of eighteen directors, with ten directors to be current Bank of New York directors and eight directors to be current directors of our corporation. When Mr. Kelly succeeds Mr. Renyi as Chairman of the Board of the new company, the number of directors will be reduced to sixteen, with nine nominated by continuing Bank of New York directors and seven nominated by our continuing directors.

The merger agreement contains certain termination rights for each party.

In connection with entering into the merger agreement, we entered into separate reciprocal stock option agreements with Bank of New York, pursuant to which we granted to Bank of New York a stock option to purchase up to 19.9% of our total outstanding common shares. This option is not currently exercisable and, as further described in the stock option agreement, will only become exercisable upon the occurrence of certain events relating to a third party acquisition proposal with respect to our shares. The total realizable value under the option we granted to Bank of New York is subject to a cap of $825 million. Under certain circumstances, we may be required to repurchase for cash the option or the shares acquired pursuant to the exercise of this option.

If our proposed merger with Bank of New York occurs, the corporation surviving the merger, Bank of New York Mellon, will be a new corporation which has been established under the laws of the State of Delaware. We are currently formed under the laws of the Commonwealth of Pennsylvania. Additionally, the corporate organizational documents of Bank of New York Mellon, which would include its certificate of incorporation and by-laws, will contain provisions which differ from those contained in our corporate organizational documents. If the merger is completed, our corporate organizational documents will have no further effect.

Subject to satisfaction of various conditions to closing, we expect that the merger will be completed in the third quarter of 2007.

* * * * *

The information presented above and elsewhere in this proxy statement relating to the merger may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the new company may not realize, to the extent or at the time we expect, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; and (5) governmental or shareholder approvals of the transaction may not be obtained on the proposed terms or expected timeframe or at all. Additional factors that could cause The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission.

The proposed transaction between The Bank of New York Company, Inc. and Mellon Financial Corporation will be submitted to The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s shareholders for their consideration. In connection with the proposed transaction, The Bank of New York Mellon Corporation filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus for the shareholders of The Bank of New York Company, Inc. and Mellon Financial Corporation, and each of The Bank of New York Company, Inc. and Mellon Financial Corporation will be filing other documents regarding the proposed transaction with the SEC as well. Before making any voting or investment decision, investors are urged to read the preliminary joint proxy statement/prospectus regarding the proposed transaction and the definitive joint proxy statement/prospectus when it becomes available, as well as the other documents referred to in the joint proxy statement/prospectus carefully in their entirety because they contain or will contain important information about the proposed transaction. The definitive joint proxy statement will be mailed to the shareholders of The Bank of New York Company, Inc. and Mellon Financial Corporation. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about The Bank of New York Company, Inc. and Mellon Financial Corporation, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus will also be available, without charge, from Mellon Financial Corporation, Secretary of Mellon

Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699), or from The Bank of New York, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578).

The respective directors and executive officers of The Bank of New York Company, Inc. and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Mellon Financial Corporation and/or The Bank of New York Company, Inc. in respect of the proposed transaction. Information about the directors and executive officers of Mellon Financial Corporation is set forth in this proxy statement. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company, Inc.’s annual meeting of shareholders, as filed with the SEC on March 24, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus filed with the SEC.

ELECTION OF DIRECTORS (Proxy Item 1)

Our by-laws currently provide that the directors will serve in three classes, as nearly equal in number as possible, with each class of directors serving a staggered, three-year term of office. Under our current by-laws, at each annual meeting of shareholders, a class consisting of approximately one-third of our directors is elected to hold office for a three-year term expiring at the annual meeting held in the third year following the year of their election and until their successors have been duly elected and qualified. If Proxy Item 2 is adopted by the shareholders, this classified board structure will be eliminated, and, if the merger with Bank of New York is not consummated, we will phase-in an annual election of directors structure over the next three years. In that case, the class of directors elected at this meeting will hold office for a one-year term expiring at our next annual meeting in 2008.

Our by-laws also provide that our board of directors will consist of the number of directors fixed from time to time by a majority of our full board of directors. On February 20, 2007, our board fixed the number of directors at fourteen, which will be effective with the 2007 annual meeting of shareholders. The board also nominated five directors for election at this annual meeting: Jared L. Cohon, Ira J. Gumberg, Robert P. Kelly, David S. Shapira and John P. Surma, all of whom are currently serving as members of our board of directors.

Our current by-laws provide that any vacancies in the board of directors resulting from death, retirement, resignation, disqualification, removal from office or other cause, as well as any vacancy resulting from an increase in the number of directors that occurs between annual meetings of shareholders, will be filled by a majority vote of the remaining directors then in office. Directors chosen to fill vacancies will hold office until the expiration of the term of the class to which they have been elected.

If any of the nominees named in this proxy statement is unable or unwilling to serve as a director, the persons named as proxies will vote for the election of a substitute nominee, if any, who is to be named by the corporate governance and nominating committee of our board of directors. Each of the nominees has expressed a willingness to serve if elected.

Our board policies provide that directors are expected to attend our annual meetings of shareholders. Twelve of our fourteen continuing directors attended our 2006 annual meeting of shareholders.

As discussed above, we have entered into a merger agreement with Bank of New York. Under the terms of the merger agreement, if the conditions of closing are satisfied and the merger is consummated, each party will merge into one new company called The Bank of New York Mellon Corporation. We expect that the merger will be completed in the third quarter of 2007. Prior to the merger being completed, the initial directors of the new company will be appointed under the terms of the merger agreement, and the by-laws of the new company will provide the procedures for the election of the directors of the new company beginning with its annual meeting in 2008.

Biographical Summaries of Nominees and Directors

The following information relates to the five nominees for election at this year’s annual meeting, and also relates to our continuing directors whose terms expire in 2008 and 2009. Four of the nominees for election this year were elected at our 2004 annual meeting of shareholders. Robert P. Kelly, the fifth nominee, was elected to the board by the board of directors effective February 13, 2006 in order to fill a vacancy.

DIRECTORS—TERM EXPIRES 2008 (if Proxy Item 2 is approved) or 2010 (if Proxy Item 2 is not approved)

Jared L. Cohon                                   Director Since 1998                             Age 59

President, Carnegie Mellon University (private coeducational research university). Dr. Cohon is also a director of American Standard Companies Inc. He serves on our audit committee.

Ira J. Gumberg                                    Director Since 1989                             Age 53

President, Chief Executive Officer and director, J.J. Gumberg Co. (real estate development and acquisition). Mr. Gumberg is also a director of Jo-Ann Stores, Inc. He serves on our compensation and management succession committee (chair) and executive committee.

Robert P. Kelly                                   Director Since 2006                              Age 52

Chairman, President and Chief Executive Officer of Mellon Financial Corporation and Mellon Bank, N.A. (2006). From 2000 to 2006, Mr. Kelly was Chief Financial Officer of Wachovia Corporation (financial services) and prior to that First Union Corporation (financial services). Mr. Kelly is also a director of Cadillac Fairview Corporation. He serves as chair of our executive committee.

David S. Shapira                                Director Since 1986                             Age 65

Chairman, Chief Executive Officer, President and director, Giant Eagle, Inc. (retail grocery store chain). Mr. Shapira is also a director of Equitable Resources, Inc. He serves on our risk committee (chair) and our executive committee.

John P. Surma                                    Director Since 2004                          Age 52

Chairman (2006) and Chief Executive Officer (2004) and director (2002), United States Steel Corporation (steel manufacturing). From 2003 to 2004, Mr. Surma was President and Chief Operating Officer of United States Steel Corporation. From 2002 to 2003, Mr. Surma was Vice Chairman and Chief Financial Officer of United States Steel Corporation. From September, 2001 to 2002, Mr. Surma was Assistant to the Chairman of USX Corporation (steel manufacturing and oil and gas). Mr. Surma is also a director of Calgon Carbon Corporation. He serves on our audit committee (chair), corporate governance and nominating committee and executive committee.

DIRECTORS—TERM EXPIRES 2008

Ruth E. Bruch                                    Director Since 2003                               Age 53

Senior Vice President and Chief Information Officer, Kellogg Company (cereal and convenience foods) (2006). From 2002-2006, Senior Vice President and Chief Information Officer, Lucent Technologies Inc. (communications networking solutions). From 2000 to 2002, Ms. Bruch served as Vice President and Chief Information Officer of Visteon Corporation (auto industry supplies). She serves on our compensation and management succession committee.

Steven G. Elliott Director Since 2001 Age 60 Senior Vice Chairman of the Corporation and of Mellon Bank, N.A. (2001). Mr. Elliott serves on our executive committee.

Edmund F. Kelly                                Director Since 2004                             Age 61

Chairman, President and Chief Executive Officer, Liberty Mutual Group (multi-line insurance company). He serves on our corporate governance and nominating committee and risk committee.

Robert Mehrabian                              Director Since 1994                             Age 65

Chairman, President and Chief Executive Officer, Teledyne Technologies Incorporated (advanced industrial technologies). Dr. Mehrabian is also a director of PPG Industries, Inc. He serves on our compensation and management succession committee and executive committee.

Wesley W. von Schack                       Director Since 1989                             Age 62

Chairman, President and Chief Executive Officer, Energy East Corporation (energy services company). Mr. von Schack is also a director of Energy East Corporation, AEGIS Limited, a mutual insurance company (chairman), and Teledyne Technologies Incorporated. He serves on our audit committee, corporate governance and nominating committee (chair) and executive committee. Mr. von Schack is also our lead director.

DIRECTORS—TERM EXPIRES 2009

Paul L. Cejas Director Since 2004 Age 64 Chairman and Chief Executive Officer, PLC Investments, Inc. (investments) (2001). He serves on our audit committee.

Seward Prosser Mellon                      Director Since 1972                            Age 64

President, Chief Executive Officer and Trustee, Richard K. Mellon and Sons (investments), and President and Trustee, Richard King Mellon Foundation (philanthropy).

Mark A. Nordenberg                         Director Since 1998                             Age 58

Chancellor, University of Pittsburgh (major public research university). He serves on our corporate governance and nominating committee and risk committee.

William E. Strickland, Jr.                 Director Since 2001                            Age 59

President and Chief Executive Officer, Manchester Bidwell Corporation (education of inner-city youth and economically disadvantaged individuals). He serves on our risk committee.

Action by Shareholders

The five nominees receiving the highest numbers of votes cast at the annual meeting by all holders of shares of our common stock will be elected as directors for a term expiring in 2008 if the by-law amendments described in Proxy Item 2 are approved or expiring in 2010 if the by-law amendments are not approved. A vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining the presence of a quorum.

With respect to the election of directors (Proxy Item 1), the board of directors recommends a vote FOR the election of all nominees.

THE BOARD AND ITS COMMITTEES

Our board of directors held eleven regular meetings and seven special meetings during 2006. Each incumbent director attended at least 75 percent of the aggregate number of meetings of the board and of the committees on which he or she served during 2006. With the exception of the executive committee, all board committees are composed solely of independent directors. Each director’s committee membership is listed in his or her biography on pages      through     .

The charters of all of our board committees, including the audit committee, corporate governance and nominating committee and compensation and management succession committee, are available on our website at www.mellon.com/governance/committees.html. Additionally, a copy of the audit committee charter is attached to this proxy statement as Exhibit D. You may also request printed copies by sending a written request to our Secretary at Room 4826, One Mellon Center, Pittsburgh, PA 15258-0001.

The following is a description of the committees of our board of directors.

Executive Committee

The executive committee has the power and authority of the full board between meetings of the board. The executive committee did not meet in 2006.

Audit Committee

The audit committee assists the full board of directors in fulfilling its oversight responsibilities in respect of:

•	the integrity of our financial reporting process and systems of internal controls regarding finance and accounting;

•	the integrity of our financial statements;

•	the qualifications, independence and performance of our independent auditors and internal auditors; and

•	compliance with legal and regulatory requirements.

All members of our audit committee are independent under the standards established by the New York Stock Exchange. Our audit committee provides an avenue of communication among our independent auditors, management, our internal auditors and the board of directors. The head of our audit and risk review department attends each meeting of the audit committee, and our independent public accountants meet with the audit committee at least quarterly, with and without representatives of management present, to review accounting, auditing and financial reporting matters. The audit committee is also responsible for reviewing significant reports from regulatory authorities that relate to its purpose. Our independent public accountants are appointed by the audit committee and ratified by the shareholders each year. Our board of directors has determined that John P. Surma, who serves as the chair of our audit committee, is an audit committee financial expert (as that term is defined under the Securities Exchange Act of 1934). The audit committee met fourteen times during 2006, with two of these meetings being held jointly with the risk committee. See “Audit Committee Report” beginning on page     . The members of our audit committee are also the members of the audit committee of Mellon Bank, N.A., our subsidiary (which we refer to as Mellon Bank).

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee periodically reviews, develops and recommends corporate governance policies and principles to our board. These policies and principles include the compensation of directors who are not also our employees. The committee also reviews the responsibilities of the other committees of our board as well as the committees of Mellon Bank. The committee recommends to our board and to the boards of our significant subsidiaries, including Mellon Bank, candidates for nomination for election as our directors and directors of our significant subsidiaries, including Mellon Bank. The committee also recommends appointments of members of committees of our board and committees of the board of Mellon Bank. All members of this committee are independent under the standards for independence established by the New York Stock Exchange.

When the committee considers nominees for election as our directors, the committee will also consider nominees, if any, recommended by shareholders. To make a recommendation for our 2008 annual meeting (if the merger with Bank of New York is not consummated), you must submit in writing the name, address and qualifications of the proposed nominee to our Secretary at Room 4826, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001. In addition, Article 2, Section 4 of our by-laws outlines specific procedures that enable any shareholder entitled to vote in the election of our directors to make nominations directly at a meeting of shareholders. Those procedures include a requirement that any shareholder intending to make a nomination send written notice to us at least 90 days prior to the anniversary date of the previous year’s annual meeting of shareholders. For our annual meeting to be held in 2008 (if the merger with Bank of New York is not consummated), the notice deadline under this by-law will be January 18, 2008.

The corporate governance and nominating committee also oversees the self-evaluation process of our board and its committees, the orientation of new board members and the continuing education of our directors. The committee is permitted to retain a search firm to identify director candidates and to approve fees and other retention terms. See “Corporate Governance and Nominating Committee Report” beginning on page     . The corporate governance and nominating committee met six times during 2006.

Compensation and Management Succession Committee

Our compensation and management succession committee:

•	establishes the compensation and benefits of our Chairman, President and Chief Executive Officer, our Senior Vice Chairman and other of our senior officers as the committee may decide;

•	reviews programs to help select and develop our key managers;

•	receives reports about the operation and administration of our employee benefit plans;

•	administers our profit bonus plan and long-term profit incentive plan, including making awards under those plans; and

•	conducts a formal, written evaluation of the performance of our Chief Executive Officer annually and reviews succession plans for our Chief Executive Officer and other senior officers.

As discussed in the Compensation Discussion and Analysis section below, Towers Perrin, a human resources consulting firm, was retained to provide ongoing advice and counsel related to executive compensation, which advice and counsel included helping us design our new long-term equity incentive awards for 2006, calibrating the long-term award matrix, valuing our performance shares, and reviewing our total compensation analyses for executives. Towers Perrin was engaged by our compensation and management succession committee. At various times in 2006, the compensation and management succession committee directed our human resources department to consult with Towers Perrin regarding specific compensation issues. Additionally, representatives of Towers Perrin attended certain meetings of the compensation and management succession committee at the request of the committee.

All members of this committee are independent under the standards established by the New York Stock Exchange. See “Compensation Discussion and Analysis” beginning on page      and the “Compensation and Management Succession Committee Report” beginning on page     . The compensation and management succession committee met twelve times during 2006.

Risk Committee

The risk committee assists our board of directors in fulfilling its oversight responsibilities in respect of:

•	the risks inherent in our businesses and the control processes with respect to these risks;

•	our risk profile;

•	our risk management, compliance and control activities; and

•	compliance with legal and regulatory requirements and the integrity of our systems of operational controls regarding such compliance.

The committee is also responsible for reviewing significant reports from regulatory agencies relating to risk and compliance issues. In consultation with management, our independent auditors and our internal auditors, the committee reviews significant financial and other risk exposures and the steps management has taken to monitor, control and report such exposures, including review of credit, market, fiduciary, liquidity, reputation, operational, fraud, technology and strategic risks. The risk committee met nine times in 2006, with two of these meetings being held jointly with the audit committee.

CORPORATE GOVERNANCE MATTERS

Our corporate governance principles and practices are included in the policies of our board of directors. Our board policies cover a wide range of subjects, including:

•	criteria for the nomination of directors,

•	procedural matters relating to meetings of the board and board committees,

•	stock ownership guidelines,

•	management authority and matters that require board approval,

•	committee charters, and

•	the compensation schedule for directors.

The board policies are available on our website at www.mellon.com/governance/policies.html. You may also request printed copies by sending a written request to our Secretary at Room 4826, One Mellon Center, Pittsburgh, PA 15258-0001.

We announced in our proxy statement for our 2006 annual meeting that during 2006, the board of directors and Robert P. Kelly, our Chairman, President and Chief Executive Officer, would conduct a thorough review of all our corporate governance arrangements that relate to unsolicited takeover efforts. The board and Mr. Kelly stated that they believed that it was important that this review be thorough and that an appropriate amount of time be allocated to the process. In addition, the board stated in the proxy statement for the 2006 annual meeting that, regardless of any other results of this corporate governance review, it would recommend and submit for shareholder approval at our annual meeting in 2007 an amendment to our by-laws to declassify our board of directors. Once fully phased in, with the phase-in beginning with the election of directors in 2007, the entire board of directors would stand for election at each annual meeting. An amendment to our by-laws to eliminate our classified board structure is included in Proxy Item 2.

In addition, as promised, our board of directors and Mr. Kelly conducted during 2006 a thorough review of all of our corporate governance arrangements that relate to unsolicited takeover efforts and the board announced the results of this review on October 19, 2006. As a result of this corporate governance review, the board of directors decided to recommend and submit for shareholder approval at this annual meeting two other by-law amendments which are also included in Proxy Item 2. If approved at the annual meeting, these additional amendments will eliminate both the 75% outstanding shares voting requirement to remove one or more directors without cause and the 75% outstanding shares voting requirement to amend by-law provisions affecting board structure. In addition, our shareholder protection rights agreement, which is often described as a poison pill, expired on October 31, 2006 in accordance with its terms, and the board decided not to adopt a new plan to replace the prior plan.

Our board has also stated that it will continue to review our current system of plurality voting for directors in light of the various government and private sector initiatives underway relating to a majority vote requirement in uncontested director elections. In light of the proposed merger with Bank of New York, the board is not taking action on the question of plurality voting for directors at this time.

The chair of our corporate governance and nominating committee, Wesley W. von Schack, is by virtue of that position our lead director. Under the board policies, our lead director:

•	reviews and approves schedules and agendas for meetings of the board,

•	reviews with the chairman of the board the adequacy and appropriateness of information being distributed to the board, and

•	presides at executive sessions of the non-management directors.

Our board policies provide that a director is expected to retire from the board effective as of the date of the annual meeting after he or she has attained age 70. A director who retires from, or otherwise discontinues his or her active employment or substantially changes his or her position or responsibilities with, the business or other enterprise with which he or she was primarily affiliated at the time of his or her most recent election to the board is expected to tender his or her resignation as a director at the time such retirement, discontinuance or change becomes effective.

The board policies require the board annually to evaluate its performance, and the board conducted a self-assessment which began in December, 2006 and was concluded in February, 2007. Our board policies also encourage director attendance at quality continuing education programs; provide for succession planning for the Chief Executive Officer and other senior managers; and provide that the board and any committee has the ability to retain, at our expense, special legal, accounting or other consultants or experts it deems necessary.

Our board policies provide that executive sessions of the non-management directors with no members of management present are to be held at defined board meetings each year and chaired by our lead director. At each other board meeting, directors are offered the opportunity to hold an executive session without any of our management present and chaired by our lead director. In 2006, ten executive sessions of the non-management directors were held. In 2006, executive committee sessions were held after five audit committee meetings, six risk committee meetings and three compensation and management succession committee meetings.

New board members have an orientation program that includes in-depth meetings with our Chief Financial Officer and Secretary and any additional meetings with senior officers that the director may request.

We have adopted a code of ethics for members of our board of directors, a code of ethics for senior financial officers and an employee code of conduct. Each of these codes is available on our website at www.mellon.com/governance/ethics.html. You may also request printed copies by sending a request in writing to our Secretary at Room 4826, One Mellon Center, Pittsburgh, PA 15258-0001.

BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain of our directors and executive officers and their affiliates (including entities of which our directors are officers) were customers of and had transactions with us or one or more of our bank subsidiaries or other subsidiaries in the ordinary course of business during 2006. Similar transactions may be expected to take place in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, nor did they present other unfavorable features. We, our bank subsidiaries and other subsidiaries, in the ordinary course of business, also engage in purchases and sales of government and municipal securities and in other banking, trust, investment management, brokerage, mutual fund, money market, interest rate risk and foreign exchange transactions with certain of our directors and executive officers and their affiliates (including entities of which our directors are officers). In addition, our bank subsidiaries, including Mellon Bank, and other subsidiaries, in the ordinary course of business, act as transfer and exchange agent for and as fiduciaries, custodians or recordkeepers under various employee benefit plans, trusts, endowments and foundations of, and as investment managers and providers of cash management, benefit payment, transition, performance analytics and securities lending services and software for investment management processes to, certain customers (and related employee benefit plans, trusts, endowments and foundations), officers of which are our directors and directors of Mellon Bank.

During 2006, the purchase of goods and services, or the lease of property, by us, our bank subsidiaries or other subsidiaries in the ordinary course of business included transactions with various director-related companies. The amounts involved in these transactions were in no case material in relation to our business. We also believe that the amounts involved in such transactions, as well as the transactions themselves, were not material in relation to the business of any such director-related company and that no director had a material interest in any such transaction.

We have adopted a written policy with respect to the review, approval or ratification of transactions with persons and entities that are considered to be related persons (as defined in rules promulgated by the SEC) which would be required to be disclosed by us in the proxy statement for our annual meeting and certain other filings in accordance with rules promulgated by the SEC (which we refer to as disclosable related party transactions). During the past fiscal year and through February 20, 2007, we did not have any disclosable related party transactions.

The following is a description of our policy on disclosable related party transactions, as well as our procedures for the review, approval or ratification of disclosable related party transactions, including the types of transactions covered and the policies applied by the corporate governance and nominating committee of our board of directors (which is responsible for applying the policy and procedures). Our policy and procedures on the review, approval or ratification of disclosable related party transactions are in writing.

Our policy on disclosable related party transactions recognizes that these transactions can present potential or actual conflicts of interest and create the appearance that corporate decisions are based on considerations other than the best interests of us and our shareholders. Nevertheless, our policy recognizes that there may be situations where a disclosable related party transaction may be in, or may not be inconsistent with, our best interests and the best interests of our shareholders, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on terms comparable to those provided to or by unrelated third parties or, in the case of related persons who are our employees, to employees generally.

Our policy covers any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries was, is or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

We gather information from a variety of sources to assess whether any actual or potential transaction constitutes or would constitute a disclosable related party transaction subject to review, approval or ratification in accordance with our policy. In gathering such information, our legal department, in consultation with the corporate secretary’s division, obtains information from our lines of business and other relevant departments, including accounts payable, corporate operations and real estate, sourcing, and corporate affairs, as well as data maintained by the chief credit officer. We also send questionnaires to our directors and executive officers on an annual basis to obtain information from them relating to transactions involving them and their related persons with us and our subsidiaries.

The legal department reviews the information that is collected to assess whether an actual or proposed transaction constitutes or may constitute a disclosable related party transaction. If the legal department determines that the actual or proposed transaction constitutes or may constitute a disclosable related party transaction, the transaction is submitted to the corporate governance and nominating committee of the board for review, approval or ratification in accordance with the policy. If the legal department has any questions regarding whether a transaction constitutes a disclosable related party transaction, it may consult with outside counsel or refer to matter to the committee for its review and determination.

In making its determination to approve a disclosable related party transaction, the committee takes into consideration all of the relevant facts and circumstances available to it, including (if applicable) but not limited to: (i) the related person’s relationship to us and interest in the transaction; (ii) the material facts of the transaction, including the amount involved; (iii) the benefits to us of the transaction; (iv) if applicable, the availability from other sources of comparable products or services; and (v) an assessment of whether the transaction is on terms that are comparable to the terms available to or from an unrelated third party or to employees generally. The committee also considers the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or a director-related company.

No member of the committee participates in the review, consideration, approval or ratification of any disclosable related party transaction with respect to which such member or any of his or her immediate family members or director-related company is the related person. The committee approves only those disclosable related party transactions that are in, or are not inconsistent with, our best interests and the best interests of our shareholders, as the committee determines in good faith.

If a disclosable related party transaction were identified after it is already ongoing or completed, it would be submitted to the committee promptly for ratification, applying the standards described above. The committee would evaluate all options available to us, including ratification, amendment, termination or rescission of the transaction. The committee may recommend to our board of directors from time to time adoption of resolutions pre-approving certain types or categories of transactions that the committee determines are in, or are not inconsistent with, our best interests and the best interests of our shareholders, as the committee determines in good faith. The board has adopted a resolution pre-approving transactions with directors, director-related companies and executive officers that involve the sale or other provision of products or services (not subject to Regulation O or other specific regulatory requirements) to directors, director-related companies and executive officers on non-preferential terms and conditions.

Our policy does not limit or affect the application of our other policies, codes of conduct and codes of ethics applicable to our directors, executive officers and other related persons, including our code of ethics for our board of directors, our code of ethics for senior financial officers, and our code of conduct.

DIRECTOR INDEPENDENCE

Our board of directors has determined that each director and each nominee for election as a director, other than Messrs. Robert Kelly and Elliott, who are our officers, has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is an independent director. Our board of directors also determined that Mr. Orr, who served as our director until April 18, 2006, was an independent director during the portion of 2006 in which he served as our director. In reaching these determinations, the board reviewed the categorical standards listed below, the corporate governance rules of the New York Stock Exchange and the individual circumstances of each director and determined that Ms. Bruch, Mr. Cejas, Dr. Cohon, Mr. Gumberg, Mr. E. Kelly, Dr. Mehrabian, Mr. Mellon, Mr. Nordenberg, Mr. Orr (for the portion of 2006 during which Mr. Orr served as our director), Mr. Shapira, Mr. Strickland, Mr. Surma and Mr. von Schack satisfied each standard. Directors have or may have one or more relationships with us that satisfy one or more of the categorical standards set forth below.

The following are the categorical standards adopted and applied by our board:

•

If the director or an organization in which the director is a senior officer or significant shareholder, partner or member had a relationship or transaction in 2006 or through February 2007 with us or any of our subsidiaries, such relationship or transaction must have been on substantially the same terms (including, if applicable, interest rates and collateral) as those prevailing at the time for comparable transactions by us or any of our subsidiaries with other persons who are not directors or related to a director. If the transaction involved an extension of credit, we or our subsidiary must have followed credit underwriting procedures that were not less stringent than those prevailing at the time for comparable transactions by us or our subsidiary with other persons who are not a director or related to a director and the extension of credit currently does not involve more than the normal risk of repayment or present other unfavorable features.

•

The director may not be an executive officer, employee or significant stockholder, partner or member of an organization, or have an immediate family member who is an executive officer of an organization, that made payments to, or received payments from, us or any of our subsidiaries for property or services during any of the most recently completed three fiscal years of the organization and either (i) the consolidated gross revenues received by us and our subsidiaries from such relationship during any such year exceeded 2% of the consolidated gross revenues of us and our subsidiaries for such year or (ii) the consolidated gross revenues received by the other organization from us and our subsidiaries in any such year exceeded the greater of $1 million or 2% of its consolidated gross revenues for that fiscal year or (iii) such payments made by such other organization to us and our subsidiaries in any such year exceeded the greater of $1 million or 2% of the consolidated gross revenues of such other organization for that fiscal year.

•	The director may not be, or within the past three years have been, employed by us or any of our subsidiaries.

•

The director, or an immediate family member of the director, may not be directly receiving, or within any twelve-month period in the past three years may not have directly received, fees or other payments from us or any of our subsidiaries in excess of $100,000, except in his or her capacity as a director and except compensation received by an immediate family member for service as an employee (other than an executive officer) of us or any of our subsidiaries.

•	An immediate family member of the director may not currently serve, or within the past three years have served, as one of our executive officers.

•

The director may not be a sponsor or organizer of, or have a 2% or greater interest in, an investment vehicle in which we (i) were the initial investor, (ii) are the largest investor or (iii) have investments exceeding 2% of the aggregate investments.

•

The director may not be an executive officer of a charitable organization where our discretionary contributions to the organization during any of the most recently completed three fiscal years of the organization exceeded the greater of $1 million or 2% of the organization’s consolidated gross revenues for that fiscal year.

•

The director may not be a partner, member or hold a similar position in an accounting firm, law firm, consulting or other professional services firm where either (i) the director directly performed services for us or any of our subsidiaries in 2006, or (ii) the payments made by us and our subsidiaries to such firm exceeded 2% of the firm’s revenues for its most recent fiscal year.

•

The director (i) may not be, or have an immediate family member that is, a current partner of a firm that is our external auditor; (ii) may not be a current employee of such a firm; (iii) may not have an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance, or tax compliance (but not tax planning) practice; and (iv) may not have been, or have an immediate family member that has been, within the last three years (but is no longer), a partner or employee of such a firm, if such director or immediate family member previously worked on our audit within that time.

•

The director or a member of the director’s immediate family may not be, or have been in the past three years, employed as an executive officer of another company where any of our present executives serve, or served within the past three years, on such other company’s compensation committee.

For purposes of these standards, a general partner or a stockholder, limited partner or member owning more than 5% of the voting or equity interests will normally be considered a significant stockholder, partner or member.

The following is a description of the categories and types of transactions, relationships and arrangements that were considered by our board of directors under the applicable independence definitions in determining that each director (other than Messrs. Robert Kelly and Elliott) is independent. For a further discussion, please see “Business Relationships and Related Transactions” above.

•

Purchases and other payments for property or services by us from director-related companies in the ordinary course of business on non-preferential terms and conditions: Ms. Bruch and Messrs. Cohon, Gumberg, E. Kelly, Nordenberg and Shapira.

•

Purchases and other payments for property or services from us or any of our subsidiaries by directors or director-related companies in the ordinary course of business on non-preferential terms and conditions: Ms. Bruch and Messrs. Cejas, Cohon, Gumberg, E. Kelly, Mehrabian, Mellon, Nordenberg, Shapira, Strickland, Surma and von Schack.

•

Charitable contributions by us or any of our subsidiaries or the Mellon Financial Corporation Foundation to director-related non-profit companies or to charitable, tax-exempt or non-profit organizations in which a director is an executive officer or director: Ms. Bruch and Messrs. Cohon, Gumberg, E. Kelly, Mellon, Nordenberg, Shapira, Strickland and Surma.

BENEFICIAL OWNERSHIP OF STOCK

Directors, Nominees and Executive Officers

The following table sets forth, as of February 9, 2007, the amount of our common stock beneficially owned by each incumbent director, each nominee and each executive officer named in the Summary Compensation Table appearing on page     and by all of our incumbent directors, nominees and executive officers as a group. Except as otherwise indicated, sole voting power and sole investment power with respect to the shares shown in the table are held either by the individual alone or by the individual together with his or her spouse.

Name	Common Stock Owned Beneficially (1)(2)(3)
Ruth E. Bruch	10,590
Michael A. Bryson	212,493	(5)
Paul L. Cejas	36,220
Jared L. Cohon	27,071
Steven G. Elliott	1,901,144	(3)(4)
Ira J. Gumberg	171,162
Edmund F. Kelly	8,220
Robert P. Kelly	736,872
David F. Lamere	294,263	(5)
Robert Mehrabian	61,812
Seward Prosser Mellon	264,856
Mark A. Nordenberg	25,556
Ronald P. O’Hanley	346,072	(3)(5)
David S. Shapira	120,467	(6)
William E. Strickland	16,201
John P. Surma	8,666
Wesley W. von Schack	121,723

Directors, Nominees and Executive Officers as a group (21 persons)	4,908,116

(1)	On February 9, 2007, none of the individuals named in the above table beneficially owned more than 1% of our outstanding shares of common stock. On that date, all the directors, nominees and executive officers as a group owned beneficially approximately 1.2% of our outstanding common stock.

(2)	The amounts shown include the following amounts of common stock which the indicated individuals and group have the right to acquire within 60 days of February 9, 2007, through the exercise of stock options granted pursuant to our stock option plans: Ms. Bruch, 9,482; Mr. Bryson, 110,386; Mr. Cejas, 6,220; Dr. Cohon, 25,356; Mr. Elliott, 1,005,959; Mr. Gumberg, 22,500; Mr. E. Kelly, 6,220; Mr. Robert Kelly, 280,000, Mr. Lamere, 103,755; Dr. Mehrabian, 25,800; Mr. Mellon, 34,712; Mr. Nordenberg, 25,356; Mr. O’Hanley, 100,598; Mr. Shapira, 34,712; Mr. Strickland, 16,094; Mr. Surma, 7,579; Mr. von Schack, 19,800; and all directors, nominees and executive officers as a group, 2,149,151 shares.

(3)	On February 9, 2007, an aggregate of 610,047 shares of our common stock were held by Wachovia Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trusts. These shares are voted by the Trustee as directed on a per capita basis by the five beneficiaries of the Trusts, including Mr. Elliott, Mr. O’Hanley and one other executive officer who is included, and

(footnotes continued on next page)

two retired executive officers who are not included, in the totals for the above table. On February 9, 2007, the following individuals and group held the following number of deferred share awards representing an economic interest in an equivalent number of shares of common stock held by the Trusts (which shares are included in the total for such individuals and group in the above table): Mr. Elliott, 432,267 shares; Mr. O’Hanley, 77,421 shares; and all directors, nominees and executive officers as a group, 512,902 shares.

(4)	281,972 shares are pledged by Mr. Elliott.

(5)	Includes the following shares held by the individual’s spouse, as to which the individual disclaims beneficial ownership: Mr. Bryson, 2,500 shares; and Mr. Lamere, 99,887 shares. Also includes 1,000 shares held by Mr. Bryson’s third child, as to which Mr. Bryson disclaims beneficial ownership; 1,000 shares held by Mr. Bryson’s fourth child, as to which Mr. Bryson disclaims beneficial ownership; and 223 shares held by Mr. O’Hanley’s son, as to which Mr. O’Hanley disclaims beneficial ownership.

(6)	Includes 12,000 shares over which Mr. Shapira exercises shared investment discretion and shared voting power.

Principal Shareholders

The following table sets forth, as of December 31, 2006, the beneficial ownership of any person known by us to beneficially own more than 5% of our outstanding shares of common stock.

Name	Address	Common Stock Owned Beneficially	Percent of Class
UBS AG(1)	Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	37,444,500	9.02%

Davis Selected Advisers, L.P.(2)	2949 East Elvira Road, Suite 101 Tucson, Arizona 85706	20,929,200	5.04%

(1)	According to the Schedule 13G/A filed under the Securities Exchange Act of 1934 by UBS AG on February 20, 2007, all of such shares are beneficially owned by the UBS Global Asset Management business group of UBS AG and its subsidiaries and affiliates. UBS AG disclaims beneficial ownership of such shares. UBS AG reports that it has sole voting power over 34,951,634 shares of Common Stock and shared dispositive power over all of the shares reported as beneficially owned. The information set forth above is as reported by UBS AG in its Schedule 13G/A.

(2)	According to the Schedule 13G filed under the Securities Exchange Act of 1934 by Davis Selected Advisers, L.P. on February 8, 2007, all of such shares are beneficially owned by Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. reports that it has sole voting and disposition power over all shares beneficially owned. The information set forth above is as reported by Davis Selected Advisers, L.P. in its Schedule 13G.

EXECUTIVE COMPENSATION

[To be included in definitive proxy materials.]

APPROVAL OF BY-LAW AMENDMENTS (Proxy Item 2)

Our board of directors, as part of its 2006 review of corporate governance matters related to unsolicited takeover efforts, after careful consideration and upon recommendation by our corporate governance and nominating committee, has adopted and recommends shareholder approval of a proposal to amend three sections of Article 2 of our by-laws to:

•	phase out our classified board structure;

•	eliminate the provision specifying a 75% shareholder vote to remove any one or more of our directors without cause; and

•

eliminate the provision requiring a 75% shareholder vote to amend or repeal certain by-law provisions relating to our board of directors if the amendment or repeal is not approved by our board of directors.

Background

In 2006, the California Public Employees’ Retirement System (which we refer to as CalPERS) submitted a shareholder proposal seeking to remove the 75% supermajority voting requirement necessary to amend portions of our by-laws. CalPERS’ proposal was submitted to a shareholder vote at our 2006 annual meeting. However, the affirmative vote of at least 75% of the outstanding shares, which was required in order for the proposal to be approved, was not obtained and the proposal was not adopted by our shareholders. In connection with the 2006 annual meeting, we announced that our board and Mr. Robert P. Kelly, our Chairman, President and Chief Executive Officer, would conduct a thorough review of all of our corporate governance arrangements that relate to unsolicited takeover efforts. In addition, the board determined that regardless of any other results of the review and analysis, the board would propose as a management proposal to the shareholders for a vote at this 2007 annual meeting of shareholders, and recommend a vote in favor of, an amendment to our by-laws to phase out our classified board structure beginning with the election of directors in 2007.

As promised, the board conducted a thorough review of our corporate governance arrangements relating to unsolicited takeover efforts during 2006, as a result of which the board determined to propose two additional amendments to our by-laws to eliminate the super-majority voting provisions described below. For a further description, see “Corporate Governance Matters” on page     .

Description of Amendments

The amendments will change three sections of our by-laws relating to our board of directors.

Article Two, Section 3 of our by-laws divides our board into three classes serving staggered three-year terms. One class, consisting of approximately one-third of the total membership of the board, stands for election at each annual meeting of shareholders. The proposed amendments to this section will phase out the provisions classifying the board into three classes and phase in a board where all members are elected on an annual basis.

To ensure a smooth transition to the new system, and to reflect the three-year terms to which current directors were elected, the amendments will not shorten the term of any director elected before this 2007 annual meeting. The new procedures will, however, apply to all directors elected at this 2007 annual meeting and after. This means that the directors who were elected at the 2005 annual meeting for three-year terms expiring in 2008, or their successors, will stand for election at the 2008 annual meeting for one-year terms, and the directors who were elected at the 2006 annual meeting for three-year terms expiring in 2009, or their successors, will stand for election at the 2009 annual meeting for one-year terms. At the 2009 annual meeting and thereafter, all directors will be subject to annual election. These provisions will be inapplicable following the consummation of the proposed merger with Bank of New York.

If the merger is completed, the initial directors of the new company will be appointed under the terms of the merger agreement, and the by-laws of the new company will provide the procedures for the election of the directors of the new company beginning with its annual meeting in 2008.

The second part of the proposal will amend Article Two, Section 6 of our by-laws. Currently, this section specifies a vote of 75% of the outstanding shares to remove one or more of our directors without cause. The proposed amendment would delete this section altogether. Under Pennsylvania law, while our board continues to be classified by term of office, shareholders may not act to remove directors, other than for cause. Upon completion of the phased-in declassification of the board, with the deletion of the current by-law specification of approval by 75% of the outstanding shares for the removal of directors other than for cause, shareholders will be able to remove the directors by a majority of votes cast. These provisions will be inapplicable following consummation of the proposed merger with Bank of New York.

The third part of the proposal will amend Article Two, Section 16 of our by-laws. This section requires the vote of 75% of the outstanding shares to amend or repeal certain sections of Article 2 of our by-laws (all of which relate to our board of directors) unless the amendment or repeal has previously been approved by a majority of the members of our board of directors. The sections of Article 2 of our by-laws which would no longer be subject to this requirement if the proposed amendment is approved are:

•	Section 2, which gives the board the authority to fix the number of directors;

•	Section 3, which creates the classified board structure (Section 3 will itself be amended under the proposal);

•	Section 4, which requires shareholders to give 90 days’ advance notice of director nominations;

•	Section 5, which authorizes the board to fill any board vacancies arising between annual meetings;

•	Section 6, which requires a vote of 75% of the outstanding shares to remove directors without cause (Section 6 will itself be deleted under the proposal);

•	Section 7, which provides that Sections 2 through 6 of Article Two will not apply to any directors elected by holders of our preferred stock (which does not currently apply); or

•	Section 16 itself.

If Proxy Item 2 is approved, these sections could be amended in the same manner as any other section of our by-laws, which is as follows: by-laws may be amended, altered and repealed, and new by-laws may be adopted, either by action of the shareholders or (except as otherwise provided by law) by action of the board of directors. Under Pennsylvania law, whenever any corporate action is to be taken by vote of the shareholders of a business corporation, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote.

These amendments will be inapplicable following consummation of the proposed merger with Bank of New York.

The amendments will also make conforming changes to cross-references in our by-laws that will change as a result of the amendments described above. Exhibit A shows the proposed changes to Article 2 of our by-laws resulting from the proposed amendments, with deletions indicated by strike-outs and additions indicated by underlining.

Vote Required for Approval

Approval of the proposed amendments requires the affirmative vote of a majority of the votes cast on the proposal at the 2007 annual meeting by the holders of our common stock voting in person or by proxy. The Pennsylvania Business Corporation Law provides that an abstention is not a vote cast. Therefore, an abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum. If a broker or nominee voting a proxy limits the number of shares voted on the proposal or indicates that shares are not voted on the proposal, such “non-votes” will not be voted on the proposal and will not be counted in determining the number of votes required for approval. Due to the interrelationship of these by-law amendments, shareholders will vote on a proposal to make all of the specified by-law amendments. If approved, all of the described amendments will be made. If not approved, none of the amendments will be made.

With respect to Proxy Item 2, the board of directors recommends a vote FOR approval of the by-law amendments.

APPROVAL OF AMENDMENTS TO THE LONG-TERM PROFIT INCENTIVE PLAN (2004) (Proxy Item 3)

Proposed Amendments

Upon the recommendation of the compensation and management succession committee, our board of directors has adopted, subject to your approval, amendments to our Long-Term Profit Incentive Plan (2004), which we refer to as the plan. The principal amendments are an increase of 21,500,000 in the total number of shares of our common stock reserved for issuance as awards under the plan, of which no more than 9,000,000 shares may be used for awards other than stock options and stock appreciation rights. In addition, we are making minor amendments to the plan to change how certain awards are counted against the number of shares of our common stock reserved for issuance under the plan.

Attached to this proxy statement as Exhibit B is a copy of the plan as we propose to amend it, which is marked to show all changes from the current plan with deletions indicated by strikeouts and additions indicated by underlining.

Reasons for the Amendments

Our board of directors approved and recommends that the shareholders also approve the proposed amendments to the plan because the continuing ability to make a flexible range of awards under the plan is central to the effective execution of our compensation philosophy. Awards under the plan represent an important component of the compensation packages of a significant number of our employees whose efforts are critical to achievement of our strategic and operational goals.

Our shareholders approved the current plan in 1996, and our shareholders approved, among other things, increases in the number of shares available under the plan in 2000 and 2004. Since 2004, the plan has utilized shares at approximately the expected rate. An increase in the number of shares available for future grants is necessary to permit the plan to continue to operate as intended.

We believe that over the years this compensation philosophy has helped to align the interests of a significant number of our employees (and not simply our most senior officers) with those of our shareholders.

The board of directors is sensitive to the need to find an appropriate balance between the interests of employees and shareholders with respect to equity-based compensation and believes that the proposed plan amendments as summarized above and more fully described below strike that appropriate balance. We project that the increased number of shares requested will satisfy the plan’s needs for approximately two years. The amendments to change how awards are counted are primarily to adjust the terms of the plan to follow current market practices in counting provisions.

In the event that the proposed merger with Bank of New York is completed, we expect that the new company will continue to make awards under the plan to our officers and employees who become officers and employees of the new company and new hires of the new company after the merger.

Description of Amended Plan

The description of the plan set forth below is a summary and is not complete. A copy of the plan, with the proposed changes, is attached to this proxy statement as Exhibit B.

Purposes. The purposes of the plan are to promote our growth and profitability by providing officers and other employees with incentives to achieve long-term corporate objectives, to attract and retain officers and other employees of outstanding competence, and to provide such officers and employees with an equity interest in us.

Administration. The plan is administered by our compensation and management succession committee, each member of which will be at the time of any action under the plan a “non-employee director” as then defined under Rule 16b-3 of the Securities Exchange Act of 1934, which we refer to as the Exchange Act, an “outside director” as defined under Section 162(m) of the Internal Revenue Code and an independent director under rules of the New York Stock Exchange. The committee has the authority under the plan, among other things, to select employees to participate in the plan; grant awards;

prescribe limitations, restrictions and conditions upon awards; adopt, amend and rescind rules and regulations; and interpret the plan.

Pursuant to an amendment adopted in September 2006, the committee also has the authority under the plan to delegate to the chairman of our board of directors, or another member of our board of directors, the authority to grant awards of stock options and/or restricted shares to newly hired or newly promoted employees or where the grant of the award is to a current employee in response to an offer of employment by a competing employer. No award may be granted pursuant to this delegated authority to any employee who is, or upon hiring or the contemplated promotion would be, one of our executive officers or one of our officers subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The aggregate number of shares subject to awards granted pursuant to this delegated authority in any calendar year may not exceed 260,000 shares of our common stock, of which no more than 160,000 shares may be granted as restricted stock. The aggregate number of shares subject to awards granted to any one individual pursuant to this delegated authority may not exceed 50,000 shares.

Participation. Awards may be made under the plan to any employee of us or any of our affiliates. Our affiliates include any corporation, limited partnership or other organization in which we own, directly or indirectly, 50% or more of the voting power. As of December 31, 2006, approximately 16,800 employees were eligible to participate in the plan. In practice, awards have been granted to a group of approximately 2,400 employees, including employees who are considered to have a high potential for contributing to our future success. In 2006, the number of employees who received awards was approximately 225, which was lower than the normal level of participation of approximately 2,400 employees because the committee did not act to grant awards in December 2006.

Authorized Shares. If the amendment is approved, the aggregate number of shares of our common stock reserved for issue under the plan will be approximately 38,852,931 shares of which approximately 11,097,722 may be issued as awards other than stock options and stock appreciation rights, including restricted stock, deferred share awards, performance units and other stock-based awards, which we refer to as non-option awards. The aggregate number of shares reserved for issue under the plan and the number of shares that may be issued as non-option awards, to be set forth in Section 3.4(a) of the plan, will be determined as of the close of business on April 17, 2007, the date of proposed approval of the amendments to the plan. In accordance with our proposed new counting provisions, outstanding and unexercised options (25,280,657 as of December 31, 2006) have been deducted in our calculation of 38,852,931 shares available for issuance.

To the extent that shares of restricted stock or shares of our common stock covered by deferred share awards or other stock-based awards, including shares of restricted stock and shares of common stock subject to awards outstanding as of April 17, 2007, are forfeited or settled in cash, such shares will again be available for issuance by the committee in addition to the shares covered by the share limitations set forth above.

The amendments propose to change how certain awards under the plan are counted against the number of shares of our common stock reserved for issuance under the plan. If the proposed amendments are adopted, the following will be counted against the total number of shares of our common stock reserved for issuance under the plan:

•	shares covered by the grant of an option;

•	shares covered by the grant of a stock appreciation right,

•	shares covered by the grant of a performance unit,

•	shares of common stock that are granted as restricted stock or covered by a deferred share award, and

•	shares covered by the grant of any other stock-based award.

Shares of common stock that are subject to an option which for any reason either terminates unexercised or expires, except by reason of exercise of a related stock appreciation right, and shares of restricted stock or shares covered by a deferred share award or other stock-based award that are forfeited or settled in cash will again be available for issuance under the plan. Shares of our common stock issued pursuant to awards may be newly issued shares, shares which have been reacquired by us and are held in treasury or shares held by an employee stock benefit trust. On February 9, 2007, the closing price of a share of our common stock on the New York Stock Exchange Composite Transactions was $44.25.

Adjustments. The plan provides that if there is any change in our common stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number and kind of shares available for grant or subject to or granted pursuant to an outstanding award and the price thereof, and any other numeric limitations under the plan, shall be appropriately adjusted by the compensation and management succession committee or our board of directors.

Amendments. The compensation and management succession committee or the board may at any time terminate or amend the plan as it may deem advisable. Any such action may be taken without the approval of our shareholders, but only to the extent that shareholder approval is not required by applicable law or regulation, or the rules of any stock exchange on which our common stock is listed. The termination or amendment of the plan shall not, without the consent of a participant, adversely affect such participant’s rights under an award previously granted.

Change in Control. Upon the occurrence of a change in control event, as defined under the plan:

•

unless expressly provided otherwise in the agreement, outstanding options and stock appreciation rights will become fully exercisable and restrictions placed upon restricted stock and deferred share awards will lapse, and

•	if provided in the agreement evidencing the award, outstanding deferred cash incentive awards will become payable.

Under the terms of our merger agreement with Bank of New York, on the consummation of the merger, each option for shares of our common stock or each restricted share of common stock will be automatically converted into the right to receive one share of the new company.

With respect to awards made after December 4, 2006, we changed the mechanism by which awards are accelerated upon a change in control. As described above, the prior awards provided for immediate acceleration upon a change in control. Our current forms of stock option and restricted stock agreement generally require that the employment of the recipient of the award be terminated without cause within three years following a change in control in order for acceleration to occur.

Authorized Awards

Performance Goals. Performance goals are established by the compensation and management succession committee in connection with the grant of performance units and deferred cash incentive awards and may be established in connection with the grant of restricted stock, deferred share awards and other stock-based awards. Performance goals will be established by the committee in compliance with Section 162(m) of the Code covering a performance period set by the committee and based on attainment or maintenance of, or changes in, levels of performance with respect to one or more of the following objective business criteria: earnings or earnings per share; total return to shareholders; return on equity; assets or investment; pre-tax margins; revenues; expenses; stock price; investment performance of funds or accounts under management; market share; charge-offs; or non-performing assets. Performance goals based on these business criteria may be based on absolute levels of performance or on performance as compared to an index, peer group or other benchmark. Performance goals may be applicable to an individual, a business unit or to us as a whole and need not be the same for each type of award or for each individual receiving the same type of award. The committee may retain the discretion to reduce (but not to increase) the portion of any award which will be earned based on achieving performance goals.

Stock Options and SARs. Stock options may be granted as nonqualified options or incentive stock options qualified under Section 422 of the Code. Options and stock appreciation rights, which we refer to as SARs, are granted with terms not exceeding 10 years from the date of grant and generally become exercisable pursuant to a vesting schedule set at the time of grant, although the committee retains the discretion to accelerate exercisability. The exercise price for any option may not be less than 100% of the fair market value per share of our common stock on the date of grant. The exercise price of an option, including required withholding taxes, may be paid by a participant in cash or in shares of common stock, including, if permitted by the committee, shares that are withheld at the direction of the participant upon exercise of the option. In lieu of physical delivery of shares in payment of the exercise price of an option, a participant may, if permitted by the committee, certify ownership of such shares and receive from us the difference between the number of shares for which the option is exercised and the number of shares required to pay the option price. Where the exercise price is paid in shares of our common stock, the shares used to pay the option price, or an equivalent number of shares where shares are withheld or certified, must have been owned by the participant for six months or longer prior to the exercise. Repricing of stock options is not permitted by any method.

Reload option rights may be awarded in conjunction with any grant of options and entitle the participant, upon exercise of the option through the delivery, withholding or certification of ownership of shares of our common stock, to automatically be granted on the date of such exercise a new reload option for a number of shares not greater than the number of shares used to pay the exercise price and withholding taxes. Reload options have an exercise price not less than the fair market value of our common stock on the date of grant, an expiration date not later than the expiration date of the original option and other terms that are permissible for the grant of any other stock option under the plan. Reload option rights may be granted in conjunction with reload options. Reload option rights outstanding under the plan provide that reload options will only be issued if the closing price of our common stock on the New York Stock Exchange on the date of exercise exceeds the exercise price by at least 25 percent. Outstanding reload options vest in full three years after their date of grant. Although the plan permits the grant of options with reload rights as described above, the company’s current practice is not to grant such options unless required by contractual arrangements.

SARs, which may be granted in tandem with options or on a stand-alone basis, entitle participants to receive upon exercise the difference between the fair market value on the date of exercise of the shares of our common stock subject to the SAR and the designated base price. The base price for any SAR may not be less than 100% of the fair market value per share of our common stock on the date of grant. In the sole discretion of the compensation and management succession committee, we may pay all or any part of our obligation arising out of a SAR exercise in cash, shares of our common stock or some combination thereof.

Both options and SARs are generally exercisable for two years after termination of employment after age 55 with five years of credited employment with us or termination of employment due to death or disability, to the extent that they were exercisable upon termination of employment. If termination of employment occurs after the occurrence of a change in control event and is “without cause”, as defined in the plan, options and SARs remain exercisable for one year after the termination of employment. Otherwise, options and SARs will generally terminate on termination of employment unless otherwise determined by the compensation and management succession committee and provided in the option or SAR agreement.

The committee has the authority to grant longer post-employment exercise periods, including through the remaining term of the option. However, no option or SAR may be exercised after the end of its original term. The maximum number of shares of common stock available for grants of options or SARs to any one participant under the plan during a calendar year may not exceed 400,000 shares. This maximum limitation shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

Deferred Cash Incentive Awards. Deferred cash incentive awards may be granted in conjunction with all or any part of a nonqualified option either at the time the option is granted or at any time thereafter during the term of the option. For existing awards, except in the event of death, disability or the occurrence of a change in control event, any deferred cash incentive award only becomes earned and payable if we achieve performance goals which are established for a performance period (which must be a calendar year or longer) by the compensation and management succession committee in compliance with Section 162(m) of the Code. The compensation and management succession committee has not granted Deferred Share Awards since 1999. A deferred cash incentive award entitles the participant to receive from us at the time the related option is exercised an amount of cash equal to the exercise price of the option (i.e., the fair market value of our common stock subject to the option on the date of grant). Under no circumstances may a deferred cash incentive award be applied to any purpose other than the payment of the exercise price of a properly exercised related option. No participant may in any calendar year receive payment of deferred cash incentive awards with respect to options for more than 3,000,000 shares of our common stock. The committee may reduce (but not increase) the amount payable, provided the applicable performance goals have been met.

Performance Units. Performance units represent the right of a participant to receive shares of our common stock or cash at a future date upon the achievement of performance goals which are established for a performance period (which may be less or more than one calendar year) by the compensation and management succession committee in accordance with Section 162(m) of the Code. In the sole discretion of the committee, we may pay all or any part of our obligation under a performance unit in:

•	cash,

•	shares of our common stock or

•	cash and shares of our common stock.

No more than $1,000,000 may be paid in cash or fair market value of our common stock (valued no later than three days after the date the committee certifies the achievement of the performance goals) under all performance units paid to any one participant during a calendar year. The committee may reduce (but not increase) the amount payable under any performance unit, provided the applicable performance goals have been met.

Restricted Stock and Deferred Share Awards. Restricted stock awards cover shares of our common stock which are registered in the participant’s name upon grant. The participant generally enjoys all the incidents of stock ownership with respect to such shares, including the right to receive cash dividends and to vote the shares. However, the participant may not sell, transfer, assign or otherwise encumber or dispose of the shares until the restrictions have lapsed. The lapse of the restrictions may be conditioned on the fulfillment of one or more employment or performance-based conditions, which may or may not include the achievement of performance goals which are established for a performance period (which may be less or more than one calendar year) by the compensation and management succession committee in accordance with Section 162(m) of the Code. No individual may in any one calendar year receive payment of a performance-based restricted stock award granted in compliance with Section 162(m) of the Code covering more than 400,000 shares of our common stock. Transfer restrictions will also generally lapse upon death, disability, the occurrence of a change in control event and, except where performance goals have been set for the award, termination after age 55 with five years of credited employment with us.

Deferred share awards may be elected by participants in place of grants of restricted stock and represent our promise to deliver shares of common stock to the participant on a deferred payment date elected by the participant. They cover the same number of shares of our common stock as the surrendered or foregone restricted stock award and are subject to the same aggregate and individual limitations applicable under the plan to restricted stock awards. A deferred share award will have terms designed to be the same, as nearly as practicable, as the terms of the restricted stock award it replaces, including the payment of dividend equivalents in place of dividends.

Other Stock-Based Awards. Under the plan, the compensation and management succession committee will have the authority in its discretion to grant to employees such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock as deemed by the committee to be consistent with the purposes of the plan. These other stock-based awards may include purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of our common stock. The committee will determine the terms and conditions, if any, of any other stock-based awards granted. In the discretion of the committee, other stock-based awards, including shares of our common stock, or other types of awards authorized under the plan, may be used in connection with, or to satisfy obligations to employees under, other compensation or incentive plans, programs or arrangements of us or one of our affiliates. Other stock-based awards may be granted alone, in addition to or in tandem with other awards granted under the plan and/or awards made outside of the plan.

No participant may receive payment of other stock-based awards (where performance goals have been set for the award) exceeding $5,000,000 in any one calendar year. For purposes of this limitation, shares of our common stock shall be valued at their fair market value on the date of payment.

Foreign Compliance. To comply with foreign law or practice, the compensation and management succession committee may establish special rules applicable to awards granted to participants who are foreign nationals or employed outside the United States, including rules that differ from those set forth in the plan.

Plan Benefits

The selection of participants who receive awards under the plan, and the size and type of awards, are generally determined by the compensation and management succession committee in its discretion. Future grants are not presently determinable, and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups for 2007.

The awards made under the plan for 2006 to the named executive officers are shown in the tables under “Executive Compensation” above. The following table shows the awards granted under the plan for 2006 to all executive officers (including the named officers) as a group and to all non-executive officer employees as a group:

	Stock Options		Restricted Stock and Other Stock Based Awards (Number of Shares)
	Number of Shares	Average Exercise Price
All executive officers as a group (7 persons)(1)	885,733	$35.50	709,549
All non-executive officer employees as a group(2)	598,222	$35.54	641,619

(1)	Includes executive officers as of December 31, 2006.
(2)	As described above, the committee did not act to make the awards in December 2006 which are normally made to the non-executive officer employee group.

Federal Income Tax Consequences

The following discussion summarizes the Federal income tax consequences to participants who may receive grants of awards under the plan. The discussion is based upon interpretations of the Code in effect as of February 9, 2007, and regulations promulgated thereunder as of such date.

Nonqualified Stock Options. For Federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon the exercise of the option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of our common stock on the date of such exercise over the exercise price times the number of shares exercised. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between:

•	the exercise price, increased by any compensation reported upon the participant’s exercise of the option, and

•	the amount realized on such sale or exchange.

The gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if the shares were held for more than one year. Reload options are treated as nonqualified stock options for purposes of this discussion.

We are entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an incentive stock option. If shares of our common stock are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by the participant within two years after the date of grant or within one year after the transfer of the shares to the participant, then (a) upon sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to us for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference. If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price, and (b) we will be entitled to deduct that amount (subject to the provisions of Section 162(m) of the Code). Any further gain or loss realized will be taxed as capital gain or loss, as the case may be, and will not result in any deduction by us. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR. Upon the exercise of a SAR, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any shares of our common stock received upon exercise. Shares of common stock received on the exercise of a SAR will be eligible for capital gain treatment, with the capital gain holding period commencing upon exercise of the SAR. We are entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of a SAR.

Restricted Stock. Awards of restricted stock will not result in taxable income to the participant or a tax deduction to us for Federal income tax purposes at the time of grant. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of our common stock at the time the restricted stock is no longer subject to forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted stock as if such shares were unrestricted and could be sold immediately. If the restricted stock subject to such election is forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted stock after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares on that date. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences upon the grant, and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such shares were then unrestricted and could be sold immediately. The award of shares of restricted stock which are subject to the achievement of performance goals will not result in taxable income to the participant or a tax deduction to us for Federal income tax purposes at the time of grant. A recipient of such an award generally will be subject to tax at the same time and in the same manner as applicable to recipients of restricted shares as described above. We are entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the lapse of restrictions on an award of restricted stock or an election under Section 83(b) of the Code.

Performance Units. The Federal income tax consequences of performance units will depend on how such awards are structured. Generally, participants will receive taxable compensation upon payment of the awards and we will be entitled to a deduction (subject to the provisions of Section 162(m) of the Internal Revenue Code) with respect to such awards only to the extent that the recipient realizes compensation income in connection with such awards. It is anticipated that such awards will usually result in compensation income to the recipient in some amount.

Deferred Share Awards. The election of a deferred share award permits the participant to defer the receipt of taxable income until the time the shares of our common stock are delivered to the participant, usually after retirement. The participant will then generally be subject to tax at ordinary income rates on the fair market value of the shares at their payout election date. We will be entitled to a deduction (subject to the provisions of Section 162(m) of the Internal Revenue Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the delivery of our common stock.

Limits on Deductions. Under Section 162(m) of the Internal Revenue Code, the deductible amount of compensation paid to the Chief Executive Officer and our top four most highly-compensated executive officers for whom compensation disclosure is required to be provided in the year for which a deduction is claimed by us (including by our subsidiaries) is limited to $1,000,000 per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. Our ability to claim a deduction for compensation paid to any other of our executive officers or employees (including of our subsidiaries) is not affected by this provision.

We have structured the plan so that any compensation for which we may claim a deduction in connection with the exercise of nonqualified stock options and SARs, the disposition by an optionee of shares acquired upon the exercise of incentive stock options and payments made pursuant to performance units will be performance-based within the meaning of Section 162(m) of the Code. Grants of restricted stock, deferred share awards and other stock-based awards may or may not be performance-based, and therefore any amounts for which we may claim a deduction may or may not be subject to the limitations on deductibility in Section 162(m). Restricted stock grants that cliff-vest after seven years, whether or not related performance goals have been met, will not be performance-based within the meaning of Section 162(m).

Equity Compensation Plan Information

The following table shows information relating to the numbers of shares authorized for issuance under our equity compensation plans as of December 31, 2006. For a narrative description of each of the equity compensation plans included in the following table, see Note 23 of Notes to Financial Statements in our 2006 annual report. Equity compensation plans described in Note 23 that have not received shareholder approval are our ShareSuccess Plan, Stock Option Plan for the Mellon Financial Group West Coast Board of Directors and the Stock Option Plan for Affiliate Boards of Directors. Additional annual broad-based grants under the ShareSuccess Plan are not anticipated, and additional grants under the Stock Option Plan for the Mellon Financial Group West Coast Board of Directors will not be made.

Equity compensation plans at December 31, 2006

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans
Approved by shareholders	25,760,112	(2)	$32.55	25,751,264	(3)
Not approved by shareholders	4,137,448	(4)	$37.46	4,940,782	(5)
Total	29,897,560	(6)	$33.23	30,692,046

(1)	Reduced by securities to be issued, or counted as issued, upon exercise of, or payment for, outstanding options, warrants and rights (including awards described in footnote 2 below).
(2)	Includes 261,082 shares of common stock that may be issued pursuant to outstanding other stock-based awards and 27,240 shares of common stock that may be issued pursuant to outstanding director deferred share units under the relevant plans.
(3)	Includes 7,630,053 shares of common stock that may be issued under the employee stock purchase plan, 2,097,722 shares that may be issued as restricted stock, deferred share awards, performance units, and other stock-based awards under our Long-Term Incentive Plan (2004), 15,255,209 shares that may be issued as options under our long-term incentive plan, 768,280 shares that may be issued as options under the Director Equity Plan (2006) or, in lieu thereof, 256,093 deferred share units (which are counted three-for-one against availability under the plan).
(4)	Includes 4,022,165 shares of common stock that may be issued pursuant to options outstanding under the ShareSuccess Plan at an average exercise price of $37.54. Also includes 62,173 shares of common stock that may be issued pursuant to options outstanding under the Affiliate Boards of Directors Plan and 53,110 shares of common stock that may be issued pursuant to options outstanding under the West Coast Board of Directors Plan.
(5)	Includes 4,885,955 shares that may be issued under the ShareSuccess Plan. Also includes 54,827 shares that may be issued under the Affiliate Board of Directors Plan.
(6)	The weighted average term to expiration of stock options is 5.8 years.

The information included in the above table does not reflect restricted stock awards and deferred share awards outstanding under our Long Term Incentive Plan (2004) as of December 31, 2006. These awards, together with outstanding Other Stock-Based Awards and Director Deferred Share Units, identified in footnote 2 above, total 4,334,200 shares.

Action by Shareholders

Our board of directors believes that the amendments to the plan are appropriate and consistent with our objectives of attracting and retaining officers and other employees of outstanding competence and providing incentives for our employees to improve our long-range profitability. Accordingly, the board believes that approval of the amendments is in the best interests of the company and its shareholders.

Approval of the proposed amendments to the plan requires the affirmative vote of a majority of the votes cast on the proposal at the 2007 annual meeting by the holders of our common stock voting in person or by proxy. The Pennsylvania Business Corporation Law provides that an abstention is not a vote cast. Therefore, an abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum. If a broker or nominee voting a proxy limits the number of shares voted on the proposal or indicates that shares are not voted on the proposal, such “non-votes” will not be voted on the proposal and will not be counted in determining the number of votes required for approval.

With respect to Proxy Item 3, the board of directors recommends a vote FOR approval of the amendments to the Long-Term Profit Incentive Plan (2004).

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

Our corporate governance and nominating committee consists of four directors, each of whom is an independent director under the rules of the New York Stock Exchange. The charter of the committee is available at our website at www.mellon.com/governance/committees.html.

One of the most important responsibilities of the committee is in advance of the annual shareholders’ meeting each year to recommend persons to be nominated by the board of directors for election as our directors. The committee will consider candidates recommended by shareholders. If you wish to make a recommendation to the committee, you should follow the procedures set forth on pages [    ] and [    ] of this proxy statement. The committee does not have any formal policies with regard to the consideration of shareholder-recommended candidates other than that the committee will consider each recommended person at the same time and under the same criteria used to evaluate all other candidates. If the proposed merger with Bank of New York closes, we will not hold an annual meeting of shareholders in 2008.

The criteria for the nomination of directors are set forth in our board policies. The following is a brief summary of the criteria considered.

The corporate governance and nominating committee will consider for selection as directors those persons:

•	who have the proven ability and experience to bring informed, thoughtful and well-considered opinions to corporate management and the board;

•	who have the competence, maturity and integrity to monitor and evaluate the institution’s management, performance and policies;

•	who have the willingness and ability to devote the necessary time and effort required for service on the board;

•	who have the capacity to provide additional strength, diversity of view and new perceptions to the board and its activities;

•	who have the skills and personality to work with other directors in building a board that is effective, collegial and responsive to our needs;

•	who have the necessary measure of self-confidence and articulateness to ensure ease of participation in board discussions; and

•

who hold or have held the position of Chief Executive Officer, Chief Operating Officer, Chief Administrative Officer, Chief Financial Officer or a senior position with a major business corporation or a position of senior leadership in an educational, medical, religious or other non-profit institution or foundation of national significance.

The committee will not recommend a person for nomination by the board unless the nominee satisfies all of these criteria.

In addition, the committee reviews a variety of skills, background and experience that it believes are important for one or more board members to possess. The particular skills, background and experience that the committee will consider include strategic planning; technology/telecommunications; financial expertise; marketing/communications; government affairs/legal/regulatory; management/governance experience; international; other boards; and community relations. These skills, background and experience are not applied as a quantitative formula but rather as a set of aspirational goals to be achieved over time. The committee will also consider the diversity of the board, in all senses of the term diversity.

Potential board candidates have been identified to the committee by our current directors, search firms retained to identify and evaluate potential board candidates and our senior officers. Identified candidates are evaluated against the criteria described above, but because different candidates have different qualities, skills, background and experience, the evaluation process will differ as to each. The evaluation process for a shareholder-recommended candidate will depend on the qualities, skills, background and experience of the individual.

All nominees recommended for election at the 2007 annual meeting of shareholders are current directors and, with the exception of Mr. Kelly, are standing for re-election.

The corporate governance and nominating committee of the board of directors presents the foregoing Report.

Wesley W. von Schack, Chair	Mark A. Nordenberg
Edmund F. Kelly	John P. Surma

COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT

The compensation and management succession committee has reviewed and discussed the Compensation Discussion and Analysis set forth on pages      through      with our management. Based on that review and discussions, the committee has recommended that the Compensation Discussion and Analysis be included in our annual report on Form 10-K and in this proxy statement.

The compensation and management succession committee of the board of directors presents the foregoing Report.

Ira J. Gumberg, Chair
Ruth E. Bruch
Robert Mehrabian

AUDIT COMMITTEE REPORT

The audit committee assists the board of directors in fulfilling its oversight responsibilities in respect of, among other things, the integrity of our financial reporting process. All members of the audit committee are “independent”, as required by the applicable listing standards of the New York Stock Exchange. The committee operates pursuant to a charter that was initially approved by the audit committee and the board in April 2000 and most recently amended in April 2006.

As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and related laws and regulations. The internal auditors are responsible for providing reliable and timely information to the board of directors and senior management concerning the quality and effectiveness of, and the level of adherence to, our control and compliance procedures and risk management systems. The independent accountants are responsible for planning and carrying out an integrated audit of our consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and reviewing our quarterly financial statements prior to the filing of each of our quarterly and annual reports on Forms 10-Q and 10-K.

In the performance of its oversight function, the audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management and with KPMG LLP, our independent public accountants for 2006. The audit committee has also received from the independent accountants a letter pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, and has discussed the matters referred to in such letter with the independent accountants. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. Also, in the performance of its oversight function, during 2006 the audit committee received periodic reports from our Manager of Internal Controls.

At various times the audit committee has considered whether the provision of non-audit services by the independent accountants to us is compatible with maintaining the accountants’ independence and has discussed with KPMG their independence. Following the enactment of the Sarbanes-Oxley Act of 2002, the audit committee or its chairman (acting pursuant to delegated authority) pre-approved all new non-audit services (as defined in the Sarbanes-Oxley Act) proposed to be performed by KPMG. Initially, such pre-approval was on an individual engagement basis. Because of administrative and timing issues caused by this approach, in December 2002 the audit committee pre-approved categories of non-audit services KPMG might perform for us in 2003. Following their review of the rules on audit committee pre-approval of audit and non-audit services adopted by the Securities and Exchange Commission in late-January 2003, the audit committee and the board of directors adopted in April 2003 our Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy as amended most recently on December 18, 2006 is attached as Exhibit C to this proxy statement and is also available at our website at www.mellon.com/governance/audit.html.

As part of its discussion of KPMG’s independence, the audit committee discussed the issue of periodic mandatory rotation of independent accountants and the proposed merger with Bank of New York and concluded that the benefits to us from continued retention of KPMG (including the firm’s in-depth understanding of us) combined with the results of inquiries and discussion by the committee as to KPMG’s independence outweighed any potential benefits of such a policy. In this capacity, the committee reviewed and considered quality control processes employed by KPMG and the backgrounds and experience of and internal rotation policies covering senior KPMG professionals working on our audit. SEC rules and KPMG policies require the rotation of the engagement partner and reviewing partner every five years, and assignments of these positions are timed so that both positions do not rotate at the same time. The committee will, however, continue to review these issues. The committee also considered the low level of fees billed by KPMG in 2006 for services that were not audit or audit-related. Fees billed by KPMG for 2006 and 2005 are detailed on page     .

For information on the allocation of responsibilities among management, the internal auditors, the independent auditors and the audit committee, see “Allocation of Responsibilities” in the audit committee charter available at www.mellon.com/governance/committees.html. The members of the audit committee believe they have performed their oversight responsibilities with diligence and care but believe it is important to note that in their capacity as members of our board of directors and audit committee they are not professionally engaged in the practice of auditing or accounting.

Based upon the review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the charter, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

The audit committee of the board of directors presents the foregoing Report.

John P. Surma, Chair	Jared L. Cohon
Paul L. Cejas	Wesley W. von Schack

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proxy Item 4)

The audit committee, at its February 20, 2007 meeting, appointed KPMG LLP as our independent public accountants for the year ending December 31, 2007. KPMG LLP served as our independent public accountants for the year ended December 31, 2006 and prior years. Although the appointment of independent public accountants is not required to be approved by shareholders, the audit committee believes shareholders should participate in such selection through ratification. If the shareholders fail to ratify KPMG LLP as the independent public accountants, the audit committee will reconsider its selection. If the proposed merger with Bank of New York is consummated, we will not have audited financial statements produced for 2007.

In connection with the audit of our 2006 financial statements, we entered into an engagement letter with KPMG LLP which sets forth the terms by which KPMG LLP will perform audit services for us. That agreement is subject to alternative dispute resolution procedures. The engagement letter complies with regulatory guidance contained in a release by the Federal Financial Institutions Examination Council.

The following table sets forth fees billed to us by KPMG LLP for professional services rendered for 2006 and 2005:

	2006 (in thousands)		2005 (in thousands)
Audit Fees	$9,377	(1)(a)	$8,238	(1)(a)

Audit-Related Fees
Statement on Auditing Standards No. 70 Assurance Services	$3,186		$3,245
Sarbanes-Oxley Section 404 Advisory	$-0-		$-0-
Employee Benefit Plan Financial Statement Audits	$291		$270
Compliance Attestation Services for Subsidiaries	$509		$507
Other Audit-Related	$23		$91

Total Audit-Related Fees	$4,009	(b)	$4,113	(b)
Tax Fees	$778	(2)	$523	(2)
All Other Fees	$-0-		$-0-

Total	$14,164	(3)	$12,874	(3)

Total Audit and Audit-Related Fees ((a) plus (b))	$13,386		$12,351

(1)	Aggregate fees billed for professional services rendered for the audit of our annual financial statements, report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal controls over financial reporting, for the review of the financial statements included in our Quarterly Reports on Form 10-Q, statutory audits, Securities and Exchange Commission registration statements and other filings, comfort letters and consents and accounting consultations on matters reflected in the financial statements.

(2)	Tax fees in 2006 and 2005 consisted of preparation of tax returns and tax advice.

(3)	Excludes $218,500 and $217,500, respectively, of collective trust fund fees and expenses billed by KPMG LLP, which are not our expenses.

All audit and non-audit services provided to us by KPMG LLP in 2006 and 2005 were pre-approved by the audit committee.

Representatives of KPMG LLP will be present at the annual meeting with an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Action by Shareholders

Adoption of the proposal to ratify the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by the holders of our common stock voting in person or by proxy. The Pennsylvania Business Corporation Law provides that an abstention is not a vote cast. Therefore, an abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, although it will be counted in determining the presence of a quorum. If a broker or nominee voting a proxy limits the number of shares voted on the proposal or indicates that shares are not voted on the proposal, such “non-votes” will not be voted on the proposal and will not be counted in determining the number of votes required for approval.

With respect to the ratification of independent public accountants (Proxy Item 4), the audit committee recommends a vote FOR ratification of the appointment of KPMG LLP as our independent public accountants for the year ending December 31, 2007.

OTHER BUSINESS

We do not know of any other business that may be presented for consideration at the 2007 annual meeting. If any other business should properly come before the meeting, the persons named in the proxies solicited by this proxy statement will vote the shares represented by the proxies in accordance with their judgment on such matters.

DEADLINES FOR SHAREHOLDER PROPOSALS

If the merger with Bank of New York is approved, we will be merged with Bank of New York into a new company called The Bank of New York Mellon Corporation, and we will not hold our own annual meeting in 2008.

Article One, Section 6 of our by-laws requires that any shareholder intending to present a proposal for action by the shareholders at an annual meeting must give written notice of the proposal, containing specified information, to our Secretary not later than the notice deadline contained in our by-laws. The notice deadline is generally 90 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2008 (if the merger with Bank of New York is not completed), the notice deadline under our by-laws is December 15, 2007. You may request a written copy of our by-laws by sending a written request to our Secretary at the address given below.

Our by-law mentioned above will not change the deadline for a shareholder requesting inclusion of a proposal in our proxy statement pursuant to Securities and Exchange Commission Rule 14a-8 or affect a shareholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a shareholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to us not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2008 (if the merger with Bank of New York is not completed), to be considered for inclusion in the proxy statement under Rule 14a-8 we must receive shareholder proposals no later than November 15, 2007.

All shareholder proposals should be submitted in writing to our Secretary, Room 4826, One Mellon Center, Pittsburgh, PA 15258-0001.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our board of directors provides a process for shareholders and third parties to send communications to our board of directors, including our lead director. Shareholders and third parties may communicate with the board of directors, our lead director, our non-management directors as a group, other groups of directors or individual directors by sending written communications addressed to the board, lead director, non-management directors or other group or individual director c/o Mellon Financial Corporation, Room 4826, One Mellon Center, Pittsburgh, PA 15258-0001. Any communications relating to accounting, internal controls or auditing matters will be referred to our chief auditor and handled in accordance with procedures established by the audit committee with respect to such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. We assist our executive officers and directors with fulfilling these requirements based on information provided by such persons and obtained from our internal records. Based on our review of such forms, and written representations from certain reporting persons that no Form 5’s were required for those persons, we believe that, for 2006, all such filing requirements were met.

PROXY SOLICITATION

We will bear the cost of solicitation of proxies for the 2007 annual meeting. In addition to solicitation by mail, our employees may solicit proxies by telephone or personal interview. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of our common stock held of record by such persons and will be reimbursed by us for their expenses. We have retained Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310 to provide research and advisory services and to aid in the solicitation of proxies from brokers, banks, nominees and other institutional holders. We will pay a fee of $25,000 plus expenses to Mellon Investor Services for these services. In addition, Mellon Investor Services is providing project management and technical services to us relating to the distribution of our proxy statement and annual report to employees and former employees participating in employee benefit and stock option programs. The cost for these services is included in the fee that we will pay to Mellon Investor Services for services it provides to us as our transfer agent. Mellon Investor Services is one of our wholly-owned subsidiaries.

By Order of the Board of Directors

Carl Krasik

Secretary

March 15, 2007

EXHIBIT A

MELLON FINANCIAL CORPORATION

BY-LAWS

Meetings of Shareholders

Section 1.    ANNUAL MEETINGS. The annual meeting of the shareholders of the Corporation for the election of Directors and the transaction of all other business that may properly come before the meeting shall be held on the third Tuesday of April in each year, or if that day is a legal holiday, then on the next business day following. The annual meeting shall be held at such time and place, and upon such notice as the Board of Directors shall determine.

Section 2.    SPECIAL MEETINGS. Special meetings of the shareholders may be called for any purpose by the Board of Directors, the Chief Executive Officer, the Chairman or the President, and any such special meeting shall be held at the place, day and time upon such notice as the Board of Directors or such person shall determine.

Section 3.    ORGANIZATION. The Chief Executive Officer or, in the event of his absence or disability, the Chairman, the President or any other officer of the Corporation designated by the Board of Directors shall preside at all meetings of the shareholders. All meetings shall be conducted in accordance with such regulations as the Board of Directors may from time to time prescribe or as the presiding officer may establish.

Section 4.    VOTING. Shareholders may vote at any meeting in person or by proxies duly authorized in writing. The Board of Directors may fix a record date for determining those shareholders entitled to vote at any such meeting.

Section 5.    QUORUM; SHAREHOLDER ACTION. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast shall constitute a quorum for the transaction of business at any meeting of shareholders. Unless otherwise provided by law, any action of the shareholders may be taken by a majority of the votes cast at any duly convened shareholders’ meeting.

Section 6.    NOTICE OF BUSINESS TO BE PRESENTED AT SHAREHOLDER MEETINGS.

(a)    Annual Meetings of Shareholders. The proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section. For business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of the preceding sentence, such business must be a proper matter for shareholder action, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such notice must comply with the following requirements:

(1)    To be timely, a shareholder’s notice given pursuant to this Section must be received at the principal executive offices of the Corporation, addressed to the Secretary, not less than 90 calendar days before the anniversary date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting or, if none, its most recent previous annual meeting. Notwithstanding the preceding sentence, (A) for business to be presented at the 1999 annual meeting of shareholders, a shareholder’s notice shall be considered timely if so received by the Corporation on or before December 15, 1998 and (B) after 1999, if the date of the annual meeting at which such business is to be presented has been changed by more than 30 days from the date of the most recent previous annual meeting, a shareholder’s notice shall be considered timely if so received by the Corporation (i) on or before the later of (x) 120 calendar days before the date of the annual meeting at which such business is to be presented or (y) 30 days following the first public announcement by the

Corporation of the date of such annual meeting and (ii) not later than 15 calendar days prior to the scheduled mailing date of the Corporation’s proxy materials for such annual meeting. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

(2)    A shareholder’s notice given pursuant to this Section shall set forth (A) the name and address of the shareholder who intends to make the proposal and the classes and numbers of shares of the Corporation’s stock beneficially owned by such shareholder; (B) a representation that the shareholder is and will at the time of the annual meeting be a holder of record of stock of the Corporation entitled to vote at such meeting on the proposal(s) specified in the notice and intends to appear in person or by proxy at the meeting to present such proposal(s), (C) a description of the business the shareholder intends to bring before the meeting, including the text of any proposal or proposals to be presented for action by the shareholders, (D) the name and address of any beneficial owner(s) of the Corporation’s stock on whose behalf such business is to be presented and the class and number of shares beneficially owned by each such beneficial owner and (E) the reasons for conducting such business at the meeting and any material interest in such business of such shareholder or any such beneficial owner.

(b)    Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(c)    General. (i) Only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The Chairman of the meeting shall have the power and the duty to determine whether any business proposed to be brought before a meeting was proposed in accordance with the procedures set forth in this Section and, if any business is not in compliance with this Section, to declare that such defective proposal shall be disregarded.

(ii)    For purposes of this Section, (A) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and (B) “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act or any successor rule.

(iii)    Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of a shareholder to request inclusion of a proposal in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or any successor rule, or to present for action at an annual meeting any proposal so included.

ARTICLE TWO

Directors

Section 1.    BOARD OF DIRECTORS. The Board of Directors shall manage and administer the business and affairs of the Corporation. Except as expressly limited by law, all corporate powers of the Corporation shall be vested in and may be exercised by the Board of Directors.

Section 2.    NUMBER. The Board of Directors shall consist of such number of Directors as shall be fixed from time to time by a majority vote of the full Board of Directors.

Section 3.    ELECTION; TERM OF OFFICE. ~~Commencing with the Board of Directors to be elected at the Annual Meeting of Shareholders held in 1988, the Directors shall be classified with respect to the time for which they severally hold office, into three classes as nearly equal in number as possible. At such meeting one class of directors shall be elected to hold office for an initial term expiring at the 1989 Annual Meeting of Shareholders, another class of directors shall be elected to hold office for an initial term expiring at the 1990 Annual Meeting of Shareholders and the third class of directors shall be elected to hold office for an initial term expiring at the 1991 Annual Meeting of Shareholders,~~

~~with the members of each class of directors to hold office until their successors have been duly elected and qualified. Thereafter at each Annual Meeting of Shareholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of their election and until their successors have been duly elected and qualified.~~ At the 2007 Annual Meeting of Shareholders, the successors of the Directors whose terms expire at such meeting shall be elected for a term expiring at the next following Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. At the 2008 Annual Meeting of Shareholders, the successors of the Directors whose terms expire at such meeting shall be elected to a term expiring at the next following Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. At the 2009 Annual Meeting of Shareholders and at each Annual Meeting of Shareholders thereafter, all Directors shall be elected for a term expiring at the next following Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Section 4.    NOMINATION. Nominations for the election of directors may be made by the Board of Directors, a committee thereof or any officer of the Corporation to whom the Board of Directors or such committee shall have delegated such authority. Upon proper notice given to the Corporation, nominations may also be made by any shareholder entitled to vote in the election of directors. Written notice of a shareholders’s intent to make a nomination or nominations for director must be given to the Corporation either by United States mail or personal delivery to the Secretary of the Corporation not later than 90 days prior to the anniversary date of the previous year’s Annual Meeting of Shareholders. The notice must include: (i) name and address of the shareholder who intends to make the nomination and a representation that the shareholder is a holder of record of common stock entitled to vote at the upcoming Annual Meeting and that the shareholder intends to appear at the Annual Meeting to make the nomination or nominations set forth in the notice; (ii) the name and address of the person or persons to be nominated for election as director and such other information regarding the proposed nominee or nominees as would be required to be included in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission; (iii) a description of all arrangements or undertakings between the shareholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (iv) a consent signed by each of the proposed nominees agreeing to serve as a director if so elected. The Board of Directors will be under no obligation to recommend a proposed nominee, even though the notice as set forth above has been given.

Section 5.    VACANCIES. Any vacancy on the Board of Directors resulting from death, retirement, resignation, disqualification or removal from office or other cause, as well as any vacancy resulting from an increase in the number of directors which occurs between Annual Meetings of the Shareholders at which directors are elected, shall be filled only by a majority of the vote of the remaining Directors then in office, though less than a quorum, except that those vacancies resulting from removal from office by a vote of the shareholders may be filled by a vote of the shareholders at the same meeting at which such removal occurs. The Directors chosen to fill vacancies shall hold office for a term expiring at the end of the next Annual Meeting of Shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent Director.

Section 6.     ~~REMOVAL. Any Director, any class of directors, or the entire Board of Directors may be removed from office by a vote of the shareholders at any time without assigning any cause, but only if shareholders entitled to cast at least 75 percent of the votes which all shareholders of the then outstanding shares of capital stock of the Corporation would be entitled to cast in an annual election of directors, or of such class of directors, voting together as a single class, shall vote in favor of such removal~~. This Section intentionally omitted.

Section 7.    EXCEPTIONS FOR PREFERENCE DIRECTORS. The provisions of Section 2 through 6 of this Article Two shall not apply to any Director of the Corporation who may be elected under specified circumstances by holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation.

Section 8.    ORGANIZATION MEETING. A meeting of the Board of Directors for the purpose of organizing the new Board, appointing the officers of the Corporation for the ensuing year and transacting other business shall be held without notice immediately following the annual election of directors or as soon thereafter as is practicable at such time and place as the Secretary may designate.

Section 9.    REGULAR MEETINGS. Unless the Board otherwise directs, regular meetings of the Board of Directors shall be held without notice at such times and places as the Board of Directors shall determine in its Board Policies adopted at its Organization Meeting each year.

Section 10.    SPECIAL MEETINGS. The Chief Executive Officer, the Chairman or the President may call a special meeting of the Board of Directors at any time. Any such officer or the Secretary shall call a special meeting of the Board upon the written request of any three members of the Board. A special meeting shall be held at such time and place as may be designated by the person or persons calling the meeting. The person or persons calling the meeting shall cause such notice of the meeting and of its purpose to be given as he may deem appropriate, and such notice may be given orally or in writing, in person or by telephone, mail or telegram.

Section 11.    QUORUM; BOARD ACTION. A majority of the Directors then in office shall constitute a quorum for the transaction of business at any meeting. Unless otherwise provided by law, any action of the Board may be taken upon the affirmative vote of a majority of the Directors present at a duly convened meeting or upon the unanimous written consent of all Directors.

Section 12.    PARTICIPATION OTHER THAN BY ATTENDANCE. To the full extent permitted by law, any Director may participate in any regular or special meeting of the Board of Directors or of any committee of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting are able to hear each other.

Section 13.    COMPENSATION. Each Director who does not receive a salary from the Corporation or any affiliate thereof shall be entitled to such compensation as the Board shall determine for his service upon the Board of Directors and any of its committees, for his attendance at meetings of the Board and any of its committees and for his expenses incident thereto. Directors shall also be entitled to such compensation as the Board shall determine for services rendered to the Corporation in any capacity other than as Directors.

Section 14.    RESIGNATION. Any Director may resign by submitting his resignation to the Chief Executive Officer, the Chairman, the President or the Secretary of the Corporation. Such resignation shall become effective upon its submission or at any later time specified.

Section 15.    PERSONAL LIABILITY FOR MONETARY DAMAGES.

(a)    To the fullest extent that the laws of the Commonwealth of Pennsylvania, as in effect on January 27, 1987 or as thereafter amended, permit elimination or limitation of the liability of directors, no Director of the Corporation shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a Director.

(b)    This Section 15 shall not apply to any actions filed prior to January 27, 1987, nor to any breach of performance of duty or any failure of performance of duty by any Director of the Corporation occurring prior to January 27, 1987. The provisions of this Section shall be deemed to be a contract with each Director of the Corporation who serves as such at any time while this Section is in effect and each such Director shall be deemed to be doing so in reliance on the provisions of this Section. In addition to any requirement of law and any other provision contained in these By-Laws, the affirmative vote of the holders of a majority of the shares of the Corporation’s Common Stock then outstanding shall be required to amend or repeal any provision of this Section. Any amendment or repeal of this Section or adoption of any other provision of the By-Laws or the Articles of the Corporation which has the effect of increasing Director liability shall operate prospectively only and shall not affect any action taken, or any failure to act, prior to the adoption of such amendment, repeal or other provision.

Section 16.    ~~AMENDMENT, REPEAL, ETC. Notwithstanding any provision of the Articles of the Corporation, any other provision of these By-Laws, including Section 1 of Article Eight hereto, and notwithstanding the fact that a lesser percentage may be specified by Pennsylvania law, unless such action has been approved by a majority vote of the full Board of Directors, the affirmative vote of the shareholders of at least 75 percent of the votes which all shareholders of the then outstanding shares of capital stock of the Corporation would be entitled to cast thereon, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with Sections 2, 3, 4, 5, 6, 7 or 16 of this Article Two. In the event such action has been previously approved by a majority vote of the full Board of Directors, a majority of the votes which all shareholders present and voting are entitled to cast thereon shall be sufficient to amend, repeal or adopt any provisions inconsistent with the provisions of any of such Sections.~~ This Section intentionally omitted.

ARTICLE THREE

Committees of the Board

Section 1.    APPOINTMENT; POWERS. The Board may appoint one or more standing or temporary committees consisting of two or more Directors. The Board may invest such committees with such powers and authority, subject to such conditions, as it may see fit.

Section 2.    EXECUTIVE COMMITTEE. The Board shall appoint from among its members an Executive Committee which, so far as may be permitted by law and except as specifically limited by the Board pursuant to Section 1 hereof, shall have all the powers and may exercise all the authority of the Board during the intervals between the meetings thereof. All acts done and powers conferred by the Executive Committee shall be deemed to be, and may be certified as being, done or conferred under authority of the Board.

Section 3.    TERM; VACANCIES; ALTERNATES. All committee members appointed by the Board shall serve at the pleasure of the Board. The Board may fill any committee vacancy and may designate one or more eligible Directors as alternate members of any committee to take the place of any absent or disqualified member at any meeting. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member.

Section 4.    ORGANIZATION. All committees shall determine their own organization, procedures and times and places of meeting, unless otherwise directed by the Board and except as otherwise provided in these By-Laws.

ARTICLE FOUR

Officers

Section 1.    CHIEF EXECUTIVE OFFICER. The Board of Directors shall appoint one of its members to be Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the shareholders and of the Board of Directors. He shall be the chief executive officer of the Corporation and shall have general executive powers concerning all the operations and business of the Corporation. The Chief Executive Officer shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors, and he may delegate to any other officer such executive and other powers and duties as he deems advisable. In the event of the absence or disability of the Chief Executive Officer, any other officer of the Corporation designated by the Board of Directors shall preside at all meetings of the shareholders and of the Board of Directors and shall exercise all other powers and authority of the Chief Executive Officer.

Section 2.    CHAIRMAN. The Board of Directors shall appoint one of its members to be Chairman. The Chairman shall have general executive powers, and he shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

Section 3.    PRESIDENT. The Board of Directors shall appoint one of its members to be President. The President shall have general executive powers, and he shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

Section 4.    SENIOR OFFICERS. The Board of Directors may appoint, or the Chief Executive Officer may appoint, subject to confirmation by the Board of Directors, one or more senior officers of the Corporation, any of whom may be designated as Vice Chairmen or as executive, senior, group or administrative vice presidents or given any other descriptive titles. Each senior officer shall have and exercise such powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer.

Section 5.    SECRETARY; ASSISTANT SECRETARIES. The Board of Directors shall appoint a Secretary. The Secretary shall act as secretary of all meetings of the shareholders, of the Board and of the Executive Committee, and he shall keep minutes of all such meetings. He shall give such notice of the meetings as is required by law or these By-Laws. He shall be the custodian of the minute book, stock record and transfer books and all other general corporate records. He shall be the custodian of the corporate seal and shall have the power to affix and attest the same, and he may delegate such power to one or more officers, employees or agents of the Corporation. He shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer. The Board or the Chief Executive Officer may appoint one or more Assistant Secretaries who shall assist the Secretary in the performance of his duties. At the direction of the Secretary or in the event of his absence or disability, an Assistant Secretary shall perform the duties of the Secretary. Each Assistant Secretary shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board, the Chief Executive Officer or the Secretary.

Section 6.    TREASURER; ASSISTANT TREASURERS. The Board of Directors shall appoint a Treasurer. The Treasurer shall have and exercise such powers and duties as may be conferred upon, or assigned to, him by the Board of Directors or the Chief Executive Officer. The Board or the Chief Executive Officer may appoint one or more Assistant Treasurers who shall assist the Treasurer in the performance of his duties. At the direction of the Treasurer or in the event of his absence or disability, an Assistant Treasurer shall perform the duties of the Treasurer. Each Assistant Treasurer shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board, the Chief Executive Officer or the Treasurer.

Section 7.    CHIEF AUDITOR. The Board of Directors shall appoint a Chief Auditor who shall be the chief auditing officer of the Corporation. He shall continuously examine the affairs of the Corporation under the general supervision and direction of the Board, and he shall report to the Board. He shall have and exercise such further powers and duties as may be conferred upon, or assigned to, him by the Board of Directors. The Board of Directors may also appoint other officers who shall perform such auditing duties as may be assigned to them by the Board or the Chief Auditor of the Corporation.

Section 8.    OTHER OFFICERS. The Board of Directors, the Chief Executive Officer or the delegate of either of them may appoint or hire such additional officers of the Corporation, who may be designated as vice presidents, assistant vice presidents, officers, assistant officers, or given any other descriptive titles, and may hire such additional employees, as it or he may deem necessary or desirable to transact the business of the Corporation, and the Board, the Chief Executive Officer or such delegate may establish the conditions of employment of any of the persons mentioned above and may fix their compensation and dismiss them. Such persons may have such descriptive titles as may be appropriate, and they shall, respectively, have and exercise such powers and duties as pertain to their several offices or as may be conferred upon, or assigned to, them by the appropriate appointing authority.

Section 9.    TENURE OF OFFICE. The Chief Executive Officer, the Chairman and the President shall each hold office for the year for which the Board was elected and until the appointment and qualification of his successor or until his earlier death, resignation, disqualification or removal. All other officers and employees shall hold office at the pleasure of the appropriate appointing authority.

Section 10.    COMPENSATION. The Board of Directors shall fix the compensation of those officers appointed pursuant to Section 1, 2, 3 and 4 of this Article Four and of any officers of any subsidiary of the Corporation that the Board shall deem appropriate, and it may award additional compensation to any officer or employee of the Corporation or of any subsidiary for any year or years based upon the performance of that person during any such period, the success of the operations of the Corporation or any subsidiary thereof during any such period or any other reason deemed appropriate. Unless the Board of Directors shall otherwise direct, the Chief Executive Officer or his delegate shall fix the compensation of all other officers or employees of the Corporation or any subsidiary thereof.

ARTICLE FIVE

Stock, Stock Certificates and Holders of Record

Section 1.    STOCK CERTIFICATES. Shares of stock of the Corporation shall be represented by certificates or, to the extent provided in Article Five, Sections 5 and 6 of these By-laws or as otherwise permitted or required by law, shall be uncertificated. Stock certificates shall be in such form as the Board of Directors may from time to time prescribe in accordance with law and the requirements of any exchange upon which such shares are listed. Such certificates shall be signed by the Chief Executive Officer, countersigned by the Secretary or any other officer so authorized by the Board of Directors and sealed with the seal of the Corporation, and such signatures and seal may be facsimile or otherwise as permitted by law. In case any officer, registrar or transfer agent who has signed, or whose facsimile signature has been placed upon, any stock certificate shall have ceased to be such officer, registrar or transfer agent, as the case may be, before the certificate is issued, as a result of death, resignation or otherwise, the certificate may be issued by the Corporation with the same effect as if the officer, registrar or transfer agent, as the case may be, had not ceased to be such at the date of the certificate’s issue.

Section 2.    TRANSFER OF STOCK. Except as otherwise provided by law, transfers of shares of stock of the Corporation shall be made only upon the books of the Corporation. Transfers of shares shall be made on the books of the Corporation in accordance with the provisions of the Pennsylvania Uniform Commercial Code, as the same may be amended or supplemented from time to time, applicable commercial practices, and the other provisions of these By-Laws.

Section 3.    LOST, STOLEN OR DESTROYED CERTIFICATES. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft or destruction of such certificates. New certificates for shares of stock may be issued to replace such certificates upon satisfactory proof of the loss, theft or destruction and upon such other terms and conditions as the Board of Directors, the Chief Executive Officer or any person designated by either of them may from time to time determine.

Section 4.    HOLDERS OF RECORD. The Corporation shall be entitled to treat any person in whose name shares of stock of the Corporation stand on its books as the holder and owner in fact thereof for all purposes, and it shall not be bound to recognize any equitable or other claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 5.    UNCERTIFICATED SECURITIES. All or part of the shares of Common Stock of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation (or by any officer or other person as the Board of Directors may designate) from time to time; however, in no event shall shares of Common Stock represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

Section 6.    DETERMINATIONS AS TO ISSUANCE, TRANSFER AND REGISTRATION. The Board of Directors of the Corporation (or any officer or other person as the Board of Directors may designate) from time to time may make such rules, policies and procedures as it, he or she may deem appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, whether certificated or uncertificated.

ARTICLE SIX

Signing Authority and Corporate Transactions

Section 1.    SIGNING AUTHORITY. The Chief Executive Officer, the Chairman, the President, any senior officer or any Vice President of the Corporation shall have full power and authority, in the name and on behalf of the Corporation, under seal of the Corporation or otherwise, to execute, acknowledge and deliver any and all agreements, instruments or other documents relating to property or rights of all kinds held or owned by the Corporation or to the operation of the Corporation, all as may be incidental to the operation of the Corporation and subject to such limitations as the Board of Directors or the Chief Executive Officer may impose. Any such agreement, instrument or document may also be executed, acknowledged and delivered in the name and on behalf of the Corporation, under seal of the Corporation or otherwise, by such other officers, employees or agents of the Corporation as the Board of Directors, the Chief Executive Officer or the delegate of either of them may from time to time authorize. In each such case, the authority so conferred shall be subject to such limitations as the Board of Directors, the Chief Executive Officer or the delegate may impose. Any officer, employee or agent authorized hereunder to execute, acknowledge and deliver any such agreement, instrument or document is also authorized to cause the Secretary, any Assistant Secretary or any other authorized person to affix the seal of the Corporation thereto and to attest it.

Section 2.    VOTING AND ACTING WITH RESPECT TO STOCK AND OTHER SECURITIES OWNED BY THE CORPORATION. The Chief Executive Officer, the Chairman, the President, any senior officer or any Vice President shall have the power and authority to vote and act with respect to all stock and other securities in any other corporation owned by this Corporation, subject to such limitations as the Board of Directors or the Chief Executive Officer may impose. Such power and authority may be conferred upon any other officer, employee or agent by the Board, the Chief Executive Officer or the delegate of either of them, and such authority may be general or may be limited to specific instances. Any person so authorized shall have the power to appoint an attorney or attorneys, with general power of substitution, as proxies for the Corporation with full power to vote and act on behalf of the Corporation with respect to such stock and other securities.

ARTICLE SEVEN

General Provisions

Section 1.    FISCAL YEAR. The Fiscal year of the Corporation shall be the calendar year.

Section 2.    RECORDS. The Articles of Incorporation, By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, the Executive Committee, and any other committee of the Board shall be recorded in appropriate minute books provided for this purpose. The minutes of each meeting shall be signed by the Secretary or other person acting as secretary of the meeting.

Section 3.    SEAL. The Board of Directors shall from time to time prescribe the form of a suitable corporate seal.

Section 4.    GENDER AND NUMBER. Any reference in these By-Laws to one gender, whether masculine, feminine or neuter, includes the other two, and the singular includes the plural and vice versa unless the context indicates otherwise.

ARTICLE EIGHT

By-Laws

Section 1.    AMENDMENTS. These By-Laws may be amended, altered and repealed, and new By-Laws may be adopted, either by action of the shareholders or (except as otherwise provided by law) by action of the Board of Directors.

Section 2.    INSPECTION. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the principal office of the Corporation and shall be open for inspection to all shareholders during normal business hours.

ARTICLE NINE

Applicability of Pennsylvania’s Anti-Takeover Act

(Act 1990-36, Senate Bill 1310)

Section 1.    OPTING OUT OF CONTROL-SHARE ACQUISITION PROVISION. Subchapter G.—Control-share Acquisitions of Chapter 25 of the Business Corporation Law of 1988 shall not be applicable to the Corporation.

Section 2.    OPTING OUT OF PROFIT DISGORGEMENT PROVISION. Subchapter H.—Disgorgement by Certain Controlling Shareholders Following Attempts to Acquire Control of Chapter 25 of the Business Corporation Law of 1988 shall not be applicable to the Corporation.

EXHIBIT B

MELLON FINANCIAL CORPORATION LONG-TERM PROFIT INCENTIVE PLAN (2004) (as amended ~~September 2006~~ April 17, 2007)

I.	Purposes

The purposes of this Long-Term Profit Incentive Plan (2004), as amended and restated, are to promote the growth and profitability of Mellon Financial Corporation (“Corporation”) and its Affiliates, to provide officers and other employees of the Corporation and its Affiliates with the incentive to achieve long-term corporate objectives, to attract and retain officers and other employees of outstanding competence, and to provide such officers and employees with an equity interest in the Corporation.

II.	Definitions

The following terms shall have the meanings shown:

2.1 “Affiliate” shall mean any corporation, limited partnership or other organization in which the Corporation owns, directly or indirectly, 50% or more of the voting power.

2.2 “Award” shall mean Options, SARs, Performance Units, Restricted Stock, Deferred Share Awards, Deferred Cash Incentive Awards and Other Stock-Based Awards, as defined in and granted under the Plan.

2.3	“Board of Directors” shall mean the Board of Directors of the Corporation.

2.4	“Change in Control Event” shall mean any of the following events:

(a) The occurrence with respect to the Corporation of a “control transaction”, as such term is defined in Section 2542 of the Pennsylvania Business Corporation Law of 1988, as of August 15, 1989; or

(b) Approval by the stockholders of the Corporation of (i) any consolidation or merger of the Corporation where either (x) the holders of voting stock of the Corporation immediately before the merger or consolidation will not own more than 50% of the voting shares of the continuing or surviving corporation immediately after such merger or consolidation or (y) the Incumbent Directors immediately before the merger or consolidation will not hold more than 50% (rounded to the next whole person) of the seats on the board of directors of the continuing or surviving corporation, or (ii) any sale, lease or exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation; or

(c) A change of 25% (rounded to the next whole person) in the membership of the Board of Directors within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period (i) was approved by the vote of 85% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period and (ii) was not as a result of an actual or threatened election with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors. As used in this Section 2.4, the term “Incumbent Director” means as of any time a director of the Corporation (x) who has been a member of the Board of Directors continuously for at least 12 months or (y) whose election or nomination as a director within such period met the requirements of clauses (i) and (ii) of the preceding sentence.

2.5 “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

2.6 “Committee” shall mean the Human Resources Committee of the Board of Directors, or any successor committee.

2.7 “Common Stock” shall mean Common Stock of the Corporation.

2.8 “Corporation” shall mean Mellon Financial Corporation and any successor.

2.9 “Deferred Cash Incentive Award” shall mean an Award granted pursuant to Article VII of the Plan.

2.10 “Deferred Share Award” shall mean an Award granted pursuant to Article VIII, Section 8.7, of the Plan.

2.11 “Fair Market Value” shall mean the closing price of a share of Common Stock in the New York Stock Exchange Composite Transactions on the relevant date, or, if no sale shall have been made on such exchange on that date, the closing price in the New York Stock Exchange Composite Transactions on the last preceding day on which there was a sale.

2.12 “Incentive Stock Option” shall mean an option qualifying under Section 422 of the Code granted by the Corporation.

2.13 “Options” shall mean rights to purchase shares of Common Stock granted pursuant to Article IV of the Plan.

2.14 “Other Stock-Based Award” means an Award granted pursuant to Article IX of the Plan.

2.15 “Participant” shall mean an eligible employee who is granted an Award under the Plan.

2.16 “Performance Goals” shall mean goals established by the Committee in compliance with Section 162(m) of the Code covering a performance period set by the Committee and based on the attainment or maintenance of, or changes in, levels of performance with respect to one or more of the following objective business criteria: earnings or earnings per share; total return to shareholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; stock price; investment performance of funds or accounts under management; market share; charge-offs; or non-performing assets. Performance Goals based on such business criteria may be based on absolute levels of performance or on performance as compared to an index, peer group or other benchmark. Performance Goals shall be established by the Committee in connection with the grant of Performance Units and Deferred Cash Incentive Awards and may be established in connection with the grant of Restricted Stock, Deferred Share Awards or Other Stock-Based Awards. Performance Goals may be applicable to an individual, a business unit or to the Corporation as a whole and need not be the same for each of the foregoing types of Awards or for each individual receiving the same type of Award. The Committee may retain the discretion to reduce (but not to increase) the portion of any Award which will be earned based on achieving Performance Goals.

2.17 “Performance Units” shall mean units granted pursuant to Article VI of the Plan.

2.18 “Plan” shall mean the Mellon Financial Corporation Long-Term Profit Incentive Plan (2004), as amended and restated, formerly known as the Long-Term Profit Incentive Plan (1996) and prior to that the Long-Term Profit Incentive Plan (1981).

2.19 “Reload Option Rights” and “Reload Options” shall have the meanings set forth in Article IV of the Plan.

2.20 “Restricted Stock” shall mean any share of Common Stock granted pursuant to Article VIII of the Plan.

2.21 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

2.22 “SAR” shall mean any stock appreciation right granted pursuant to Article V of the Plan.

III	General

3.1 Administration.

(a) The Plan shall be administered by the Committee, each member of which shall at the time of any action under the Plan be (i) a “non-employee director” as then defined under Rule 16b-3 and (ii) an “outside director” as then defined under Section 162(m) of the Code.

(b) The Committee shall have the authority in its sole discretion from time to time: (i) to designate the employees eligible to participate in the Plan; (ii) to grant Awards under the Plan; (iii) to prescribe such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; and (iv) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

(c) All actions of the Committee shall be final, conclusive and binding upon the Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(d) The Committee may delegate to the Chairman of the Board of Directors or another member of the Board of Directors the authority to grant Awards of Options and/or Restricted Stock to newly hired or newly promoted employees or where the grant of the Award is to a current employee in response to an offer of employment by a competing employer. No Award may be granted pursuant to such delegated authority to any employee who is, or upon hiring or the contemplated promotion would be, an executive officer of the Corporation or an officer subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The aggregate number of shares subject to Awards granted pursuant to such delegated authority in any calendar year may not exceed 260,000 shares of Common Stock, of which no more than 160,000 shares may be granted as Restricted Stock. The aggregate number of shares subject to Awards granted to any one individual pursuant to such delegated authority may not exceed 50,000 shares.

3.2 Eligibility. The Committee may grant Awards under the Plan to any employee of the Corporation or any of its Affiliates. In granting such Awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the employee, his or her potential contributions to profitability and to the sound growth of the Corporation and such other factors as the Committee may deem relevant.

3.3 Effective and Expiration Dates of Plan. The amended and restated Plan shall become effective on the date approved by the holders of a majority of the shares present or represented and entitled to vote at the ~~2004~~ 2007 Annual Meeting of Shareholders of the Corporation. No Award shall be granted after December 31, 2013, except that Reload Options may be granted pursuant to Reload Option Rights then outstanding.

3.4 Aggregate and Individual Limitations on Awards.

(a) The aggregate number of shares of Common Stock reserved for issue under the Plan on and after ~~April 20, 2004~~ April 17, 2007 shall not exceed ~~52,973,082~~ 38,852,9311 shares, subject to adjustments pursuant to Section 10.7. No more than ~~4,276,057~~ 11,097,7222 shares of Common Stock may be issued as Restricted Stock, Deferred Share Awards, Performance Units or Other Stock-Based Awards on and after ~~April 20, 2004~~ April 17, 2007. Shares of Common Stock which may satisfy Awards granted under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held in the Corporation’s treasury or issued and outstanding shares of Common Stock held by any employee stock benefit trust established by the Corporation.

[1]

The definitive number will be the sum of (1) 21,500,000 shares and (2) the number of shares available for awards as of the close of business on April 17, 2007 (reduced by outstanding stock Options and Other Stock-Based Awards).

[2]

The definitive number will be the sum of (1) 9,000,000 and (2) the number of shares available for awards of Restricted Stock, Deferred Share Awards, and Performance Units and Other Stock Based Awards (reduced by the number of outstanding awards to the extent not otherwise accounted for), as of the close of business on April 17, 2007.

For purposes of paragraph (a) of this Section 3.4, ~~shares of Common Stock that are actually issued upon exercise of an Option shall be counted against the total number of shares reserved for issuance, except that when Options are exercised by the delivery of shares of Common Stock the charge against the shares reserved for issuance shall be limited to the net new shares of Common Stock issued. In addition to shares of Common Stock actually issued pursuant to the exercise of Options, there shall be deemed to have been issued under the Plan a number of shares of Common Stock equal to (i) the number of shares issued pursuant to SARs which shall have been exercised pursuant to the Plan, (ii) the number of Performance Units which shall have been paid in shares of Common Stock pursuant to the Plan, (iii) the number of shares subject to Restricted Stock and Deferred Share Awards which shall have been granted pursuant to the Plan and (iv) the number of shares actually issued pursuant to an Other Stock-Based Award.~~ there shall be counted against the total number of shares reserved for issuance (i) the number of shares of Common Stock relating to awards granted to any Participant pursuant to stock options or SARs (excepting SARs settled in cash) pursuant to the Plan, regardless of whether Common Stock owned by the Participant is used to satisfy all or any portion of (x) the exercise price (pursuant to Section 4.3) or (y) the payroll taxes applicable to any exercise of such award, (ii) the number of shares of Common Stock relating to Performance Units granted pursuant to the Plan, (iii) the number of shares subject to Restricted Stock and Deferred Share Awards which shall have been granted pursuant to the Plan and (iv) the number of shares of Common Stock relating to Other Stock-Based Awards granted pursuant to the plan. For purposes of paragraph (a) of this Section 3.4, the payment of a Deferred Cash Incentive Award shall not be deemed to result in the issuance of any shares of Common Stock in addition to those issued pursuant to the exercise of the related Option.

(c) ~~For purposes of paragraph (a) of this Section 3.4,~~ Notwithstanding anything herein to the contrary, any shares of Common Stock subject to an Option or stand-alone SAR which for any reason either terminates unexercised or expires, except by reason of the exercise of a related SAR, shall again be available for issuance under the Plan. In addition to the shares authorized by Section 3.4(a), any shares of Restricted Stock granted under this Plan or any shares of Common Stock covered by a Deferred Share Award, Performance Unit, or Other Stock-Based Award which are ~~surrendered or~~ forfeited to the Corporation or which are settled in cash (including shares subject to Awards outstanding as of ~~April 20, 2004~~ April 17, 2007, shall again be available for issuance under the Plan.

(d) The maximum number of shares of Common Stock available for grants of Options or SARs to any one Participant under the Plan during a calendar year shall not exceed 4,000,000 shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m) of the Code, a Reload Option (A) shall be deemed to have been granted at the same time as the original underlying Option grant and (B) shall not be deemed to increase the number of shares covered by the original underlying Option.

3.5 Cancellation and Reissuance of Options. The Committee will not permit the repricing of Options by any method, including by cancellation and reissuance.

IV.	Options

4.1 Grant. The Committee may from time to time, subject to the provisions of the Plan, in its discretion grant Options to Participants to purchase for cash or shares of Common Stock the number of shares of Common Stock allotted by the Committee. In the discretion of the Committee, any Options or portions thereof granted pursuant to this Plan may be designated as Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of Common Stock and any other stock of the Corporation or any parent, subsidiary or affiliate corporation with respect to which such Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under all plans of the Corporation, its subsidiaries and affiliates shall not exceed $100,000 or such sum as may from time to time be permitted under Section 422 of the Code. The Committee shall also have the authority, in its discretion, to award reload option rights (“Reload Option Rights”) in conjunction with the grant of Options with the effect described in Section 4.7. Reload Option Rights may be awarded either at the time an Option is granted or, except in the case of Incentive Stock Options, at any time thereafter during the term of the Option.

4.2 Option Agreements. The grant of any Option shall be evidenced by a written “Stock Option Agreement” executed by the Corporation, stating the number of shares of Common Stock subject to the Option evidenced thereby and such other terms and conditions of the Option as the Committee may from time to time determine.

4.3 Option Price. The option price for the Common Stock covered by any Option granted under the Plan shall in no case be less than 100% of the Fair Market Value of said Common Stock on the date of grant. Except as otherwise provided in the Stock Option Agreement, the option price of an Option may be paid in whole or in part by delivery to the Corporation of a number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the option price or portion thereof to be paid; provided, however, that no shares may be delivered in payment of the option price of an Option unless such shares, or an equivalent number of shares, shall have been held by the Participant (or other person entitled to exercise the Option) for at least six months prior to such delivery. If permitted by the Committee, delivery of shares in payment of the option price of an Option may be accomplished by the Participant’s certification of ownership of the shares to be delivered, or the withholding of such shares by the Corporation from the shares issuable on exercise, in which case the number of shares issuable on exercise of the Option shall be reduced by the number of shares certified but not actually delivered or withheld.

4.4 Term of Options. The term of each Option granted under the Plan shall be for such period as the Committee shall determine, but for not more than 10 years from the date of grant thereof. Each Option shall be subject to earlier termination as provided in Sections 4.6 and 5.4 hereof.

4.5 Exercise of Options. Each Option granted under the Plan shall be exercisable on such date or dates during the term thereof and for such number of shares of Common Stock as may be provided in the Stock Option Agreement evidencing its grant. Pursuant to the terms of the Stock Option Agreement or otherwise, the Committee may change the date on which an outstanding Option becomes exercisable; provided, however, that an exercise date designated in a Stock Option Agreement may not be changed to a later date without the consent of the holder of the Option. Notwithstanding any other provision of this Plan, unless expressly provided to the contrary in the applicable Stock Option Agreement, all Options granted under the Plan shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event.

4.6	Termination of Employment. Except as otherwise provided in the Stock Option Agreement:

(a) If termination of employment of a Participant occurs on or after age 55 and the Participant is credited with at least five years of employment with the Corporation or an Affiliate, the Participant shall have the right to exercise his or her Options within the period of two years after such termination, to the extent such Options were exercisable at the time of such termination; provided, however, that such post-termination exercise period may be extended by action of the Committee for up to the full term of such Options.

(b) If a Participant shall die while employed by the Corporation or an Affiliate or within a period following termination of employment during which the Option remains exercisable under paragraphs (a), (c) or (d) of this Section 4.6, his or her Options may be exercised to the extent exercisable by the Participant at the time of his or her death within a period of two years from the date of death by the executor or administrator of the Participant’s estate or by the person or persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

(c) If termination of employment of a Participant is by reason of the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect, the Participant shall have the right to exercise his or her Options within the period of two years after the date of termination of employment, to the extent such Options were exercisable at the time of termination of employment.

(d) In the event the employment of a Participant is terminated by the Corporation or an Affiliate without cause within two years after the occurrence of a Change in Control Event, the Participant shall have the right to exercise his or her Options within one year after the date such termination occurred, to the extent such Options were exercisable at the time of such termination of employment. For purposes of this paragraph, “without cause” shall mean any termination of employment where it cannot be shown that the employee has (i) willfully failed to perform his or her employment duties for the Corporation or an Affiliate, (ii) willfully engaged in conduct that is materially injurious to the Corporation or an Affiliate, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Corporation or Affiliate.

(e) In the event all employment of a Participant with the Corporation or an Affiliate is terminated for any reason other than as stated in the preceding paragraphs (a) - (d), his or her Options shall terminate upon such termination of employment.

(f) Notwithstanding the foregoing, in no event shall an Option granted hereunder be exercisable after the expiration of its term.

4.7 Reload Option Rights. Reload Option Rights if awarded with respect to an Option shall entitle the original grantee of the Option (and unless otherwise determined by the Committee, in its discretion, only such original grantee), upon exercise of the Option or any portion thereof through delivery, withholding or certification of ownership of shares of Common Stock, automatically to be granted on the date of such exercise an additional Option (a “Reload Option”) (i) for that number of shares of Common Stock not greater than the number of shares delivered or certified by the Participant or withheld by the Corporation in payment of the option price of the original Option and any withholding taxes related thereto, (ii) having an option price not less than 100% of the Fair Market Value of the Common Stock covered by the Reload Option on the date of grant of such Reload Option, (iii) having an expiration date not later than the expiration date of the original Option so exercised and (iv) otherwise having terms permissible for the grant of an Option under the Plan. Subject to the preceding sentence and the other provisions of the Plan, Reload Option Rights and Reload Options shall have such terms and be subject to such restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee. In granting Reload Option Rights, the Committee, may, in its discretion, provide for successive Reload Option grants upon the exercise of Reload Options granted hereunder. Unless otherwise determined by the Committee, in its discretion, Reload Option Rights shall entitle the Participant to be granted Reload Options only if the underlying Option to which they relate is exercised by the Participant during employment with the Corporation or any of its Affiliates. Except as otherwise specifically provided herein or required by the context, the term Option as used in this Plan shall include Reload Options granted hereunder.

V.	SARs

5.1 Grant. SARs may be granted by the Committee as stand-alone SARs or in tandem with all or any part of any Option granted under the Plan. SARs which are granted in tandem with an Option may be granted either at the time of the grant of such Option or, except in the case of an Incentive Stock Option, at any time thereafter during the term of such Option.

5.2 SAR Agreements. The grant of any SAR shall be evidenced by the related Stock Option Agreement or by a written “Stock Appreciation Rights Agreement” executed by the Corporation, stating the number of shares of Common Stock covered by the SAR, the base price of a stand-alone SAR and such other terms and conditions of the SAR as the Committee may from time to time determine. The base price for stand-alone SARs (the “base price”) shall be such price as the Committee, in its sole discretion, shall determine but shall not be less than 100% of the Fair Market Value per share of the Common Stock covered by the stand-alone SAR on the date of grant.

5.3 Payment. SARs shall entitle the Participant upon exercise to receive the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the option price of any tandem Option or the base price of a stand-alone SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised. In the sole discretion of the Committee, the Corporation may pay all or any part of its obligation arising out of a SAR exercise in (i) cash, (ii) shares of Common Stock or (iii) cash and shares of Common Stock. Payment shall be made by the Corporation as soon as practicable after the date of exercise.

5.4 Exercise of Tandem Award. If SARs are granted in tandem with an Option (i) the SARs shall be exercisable at such time or times and to such extent, but only to such extent, that the related Option shall be exercisable, (ii) the exercise of the related Option shall cause a share for share reduction in the number of SARs which were granted in tandem with the Option; and (iii) the payment of SARs shall cause a share for share reduction in the number of shares covered by such Option.

5.5 Term and Exercise of Stand-Alone SARs. The term of any stand-alone SAR granted under the Plan shall be for such period as the Committee shall determine, but for not more than 10 years from the date of grant thereof. Each stand-alone SAR shall be subject to earlier termination as provided in Section 5.6 hereof. Each stand-alone SAR granted under the Plan shall be exercisable on such date or dates during the term thereof and for such number of shares of Common Stock as may be provided in the Stock Appreciation Rights Agreement evidencing its grant. Pursuant to the terms of the Stock Appreciation Rights Agreement or otherwise, the Committee may change the date on which an outstanding stand-alone SAR becomes exercisable; provided, however, that an exercise date designated in a Stock Appreciation Rights Agreement may not be changed to a later date without the consent of the Participant. Notwithstanding any other provision of this Plan, unless expressly provided to the contrary in the applicable Stock Appreciation Rights Agreement, all stand-alone SARs granted under the Plan shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event.

5.6 Termination of Employment. Except as otherwise provided in the Stock Appreciation Rights Agreement:

(a) If termination of employment of a Participant occurs on or after age 55 and the Participant is credited with at least five years of employment with the Corporation or an Affiliate, the Participant shall have the right to exercise his or her stand-alone SARs within the period of two years after such termination, to the extent such SARs were exercisable at the time of termination; provided, however, that such post-termination exercise period may be extended by action of the Committee for up to the full term of such SARs.

(b) If a Participant shall die while employed by the Corporation or an Affiliate thereof or within a period following termination of employment during which the SARs remain exercisable under paragraphs (a), (c) or (d) of this Section 5.6, his or her stand-alone SARs may be exercised to the extent exercisable by the Participant at the time of his or her death within a period of two years from the date of death by the executor or administrator of the Participant’s estate or by the person or persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

(c) If termination of employment of a Participant is by reason of the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect, the Participant shall have the right to exercise his or her stand-alone SARs within the period of two years after the date of termination of employment, to the extent such SARs were exercisable at the time of termination of employment.

(d) In the event all employment of a Participant with the Corporation or an Affiliate is terminated without cause within two years after the occurrence of a Change in Control Event, the Participant shall have the right to exercise his or her stand-alone SARs within one year after the date such termination occurred, to the extent such stand-alone SARs were exercisable at the time of such termination of employment. For purposes of this paragraph, “without cause” shall have the meaning provided in Section 4.6(d).

(e) In the event all employment of a Participant with the Corporation or an Affiliate is terminated for any reason other than as stated in the preceding paragraphs (a) - (d), his or her stand-alone SARs shall terminate upon such termination of employment.

(f) Notwithstanding the foregoing, in no event shall a stand-alone SAR granted hereunder be exercisable after the expiration of its term.

VI.	Performance Units

6.1 Grant. The Committee may from time to time grant one or more Performance Units to eligible employees. Performance Units shall represent the right of a Participant to receive shares of Common Stock or cash at a future date upon the achievement of Performance Goals which are established by the Committee.

6.2 Performance Unit Agreements. The grant of any Performance Unit shall be evidenced by a written “Performance Unit Agreement”, executed by the Corporation stating the amount of cash and/or number of shares of Common Stock covered by the Performance Unit and such other terms and conditions of the Performance Unit as the Committee may determine, including the performance period to be covered by the award and the Performance Goals to be achieved.

6.3 Payment. After the completion of a performance period, performance during such period shall be measured against the Performance Goals set by the Committee. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing in the Committee minutes or elsewhere and certify the amount to be paid to the Participant under the Performance Unit. In the sole discretion of the Committee, the Corporation may pay all or any part of its obligation under the Performance Unit in (i) cash, (ii) shares of Common Stock or (iii) cash and shares of Common Stock. Payment shall be made by the Corporation as soon as practicable after the certification of achievement of the Performance Goals.

6.4 Termination of Employment. To be entitled to receive payment under a Performance Unit, a Participant must remain in the employment of the Corporation or an Affiliate through the end of the applicable performance period; except that this limitation shall not apply where a Participant’s employment is terminated by the Corporation or an Affiliate without cause (as defined in Section 4.6(d)) following the occurrence of a Change in Control Event.

6.5 Maximum Cash Payment. The maximum amount that may be paid in cash or in Fair Market Value of Common Stock (to be valued no later than three days after the date the Committee certifies the achievement of the Performance Goals) under all Performance Units paid to any one Participant during a calendar year shall in no event exceed $1,000,000.

VII.	Deferred Cash Incentive Awards

7.1 Granting of Deferred Cash Incentive Awards. Deferred Cash Incentive Awards, as hereafter described, may be granted in conjunction with all or any part of any Option (other than an Incentive Stock Option) granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of such Option.

7.2 Deferred Cash Incentive Agreements. Deferred Cash Incentive Awards shall entitle the holder of an Option to receive from the Corporation an amount of cash equal to the aggregate exercise price of all Options exercised by such Participant in accordance with the terms of a written “Deferred Cash Incentive Agreement” executed by the Corporation. Deferred Cash Incentive Agreements shall specify the conditions under which Deferred Cash Incentive Awards become payable, the conditions under which Deferred Cash Incentive Awards are forfeited and any other terms and conditions as the Committee may from time to time determine. Under no circumstances may a Deferred Cash Incentive Award be applied to any purpose other than the payment of the exercise price of a properly exercised related Option.

7.3 Pre-established Performance Goals.

(a) Except in the event of (i) death, (ii) disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect or (iii) the occurrence of a Change in Control Event, any Deferred Cash Incentive Award shall only be earned and become payable if the Corporation achieves Performance Goals which are established for a calendar year or longer period by the Committee. After the completion of a performance period, performance during such period shall be measured against the Performance Goals set by the Committee. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing in the Committee minutes or elsewhere.

(b) The amount payable to a Participant upon achieving the Performance Goals set by the Committee for the Deferred Cash Incentive Award shall be equal to the option price of the related Option, which shall be the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. No individual may in any calendar year receive payment of Deferred Cash Incentive Awards with respect to Options for more than 3,000,000 shares of Common Stock.

VIII.	Restricted Stock

8.1 Award of Restricted Stock. The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant one or more shares of Restricted Stock to eligible employees. In the discretion of the Committee, shares of Restricted Stock may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

8.2 Restricted Stock Agreements. Each award of Restricted Stock under the Plan shall be evidenced by a written Restricted Stock Agreement executed by the Corporation in such form as the Committee shall prescribe from time to time in accordance with the Plan.

8.3 Restrictions. Shares of Restricted Stock issued to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the Award is granted (the “Restricted Period”). The Committee may also impose such other restrictions and conditions on the shares or the release of the restrictions thereon as it deems appropriate, including the achievement of Performance Goals established by the Committee. In determining the Restricted Period of an Award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on specified dates following the date of such Award or all at once.

8.4 Stock Certificate. As soon as practicable following the making of an award, the Restricted Stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Corporation on behalf of the Participant until the restrictions are satisfied. If the shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration. Except for the transfer restrictions, and subject to such other restrictions, if any, as determined by the Committee, the Participant shall have all other rights of a holder of shares of Common Stock, including the right to receive dividends paid with respect to the Restricted Stock and the right to vote such shares. As soon as is practicable following the date on which transfer restrictions on any shares lapse, the Corporation shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Restricted Stock Agreement or otherwise reasonably required by the Corporation.

8.5 Termination of Employment.

(a) Unless expressly provided to the contrary in the applicable Restricted Stock Agreement, all restrictions placed upon Restricted Stock shall lapse immediately upon (i) termination of the Participant’s employment with the Corporation or an Affiliate if, and only if, such termination is by reason of the Participant’s death, the disability of the Participant covered by a long-term disability plan of the Corporation or an Affiliate then in effect or (except where Performance Goals have been set for the Award) if such termination occurs on or after age 55 and the Participant is credited with at least five years of employment with the Corporation or an Affiliate or (ii) the occurrence of a Change in Control Event. In addition, the Committee may in its discretion allow restrictions on Restricted Stock to lapse prior to the date specified in a Restricted Stock Agreement.

(b) Except as otherwise provided in the Restricted Stock Agreement, upon the effective date of a termination for any reason not specified in paragraph (a) of this Section 8.5, all shares then subject to restrictions immediately shall be forfeited to the Corporation without consideration or further action being required of the Corporation. For purposes of this paragraph (b), the effective date of a

Participant’s termination shall be the date upon which such Participant ceases to be on the payroll of the Corporation or an Affiliate, and employment shall extend through the end of any salary continuance period pursuant to displacement or severance arrangements with the Corporation or an Affiliate. A Participant will not be considered to be on the payroll of the Corporation or an Affiliate for time periods during which the Participant is receiving retirement or pension plan payments from the Corporation or an Affiliate.

8.6 Maximum Award. No individual Participant may in any one calendar year receive payment of Restricted Stock and/or Deferred Share Awards (where Performance Goals have been set for the Award) covering more than 400,000 shares of Common Stock.

8.7 Deferred Share Awards.

(a) A Deferred Share Award shall entitle the Participant to receive from the Corporation a number of shares of Common Stock on a deferred payment date specified by the Participant. Participants shall be entitled to elect a Deferred Share Award as permitted by the Committee (a “Deferred Share Award Election”).

(b) Except as otherwise provided by the Committee, a Deferred Share Award Election (i) may be offered only with respect to a potential Restricted Stock Award or an outstanding Restricted Stock Award with at least one year to derestriction, (ii) shall have derestriction conditions identical as nearly as practicable to those of the Restricted Stock Award, (iii) shall specify a payment commencement date and form, which may occur no earlier than January 1 of the year following termination of employment on or after age 55 with five credited years of employment with the Corporation or an Affiliate and no later than January 1 of the year following age 70, in one lump sum payment or in equal annual payments over 5 or 10 years; provided, however, that payment following derestriction of the Award upon a termination of employment prior to age 55 or on or after age 55 with less than five years of credited employment with the Corporation or an Affiliate shall be made in a lump sum payment no later than March 1 of the year following such termination of employment.

(c) Except as otherwise provided by the Committee, a Deferred Share Award shall entitle the Participant to receive dividend equivalents payable no earlier than the date payment is elected for the Deferred Share Award. Dividend equivalents shall be calculated on the number of shares covered by the Deferred Share Award as soon as practicable after the date dividends are payable on the Common Stock.

(d) A Deferred Share Award shall be evidenced by a written Deferred Share Award Agreement executed by the Corporation in such form as the Committee shall prescribe from time to time in accordance with the Plan.

IX.	Other Stock-Based Awards.

9.1 Terms of Other Stock-Based Awards. The Committee shall have the authority in its discretion to grant to eligible employees such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of Common Stock. The Committee shall determine the terms and conditions, if any, of any Other Stock-Based Awards made under the Plan. In the discretion of the Committee, such Other Stock-Based Awards, including shares of Common Stock, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or an Affiliate to eligible employees under, other compensation or incentive plans, programs or arrangements of the Corporation or an Affiliate. Other Stock-Based Awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or awards made outside of the Plan.

9.2 Maximum Award Performance-Based Award. The compensation payable to a Participant upon achieving any Performance Goals set by the Committee for an Other Stock-Based Award shall be equal to the dollar amount of any cash and the Fair Market Value on the date of payment of each share of

Common Stock payable pursuant to the Award. No individual Participant may receive payment of Other Stock-Based Awards (where Performance Goals have been set for the Award) exceeding $5,000,000 in any one calendar year.

X.	Miscellaneous

10.1 General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body, or any other agreement or consent is necessary or desirable as a condition of the granting of an Award or issuance of Common Stock or cash in satisfaction thereof, such Award may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

10.2 Non-Assignability. No Award under the Plan shall be assignable or transferable by a Participant, except by will or by the laws of descent and distribution or by such other means as the Committee may approve from time to time. During the life of the Participant, such Award shall be exercisable only by such Participant or by such other persons as the Committee may approve from time to time.

10.3 Withholding Taxes. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the Participant to remit to the Corporation an amount sufficient to satisfy any federal, state, local or other withholding tax requirements prior to the delivery of any certificate or book-entry registration for such shares. If authorized by the Committee, a Participant may elect to have any such withholding obligation satisfied in whole or in part by the Corporation withholding full shares of Common Stock from the shares the Participant would otherwise receive and crediting them against the withholding obligation at their Fair Market Value on the date that the amount of tax to be withheld is determined. Any additional amount required to be withheld shall be paid by the Participant to the Corporation in cash. The Corporation may require that the Participant have owned an equivalent number of shares of Common Stock for a reasonable period of time. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state, local or other withholding tax requirements.

10.4 No Right to Employment. Nothing in the Plan or in any agreement entered into pursuant to it shall confer upon any Participant the right to continue in the employment of the Corporation or an Affiliate or affect any right which the Corporation or an Affiliate may have to terminate the employment of such Participant.

10.5 Non-Uniform Determinations. The Committee’s determinations under the Plan (including without limitation its determinations of the employees to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the establishment of Performance Goals and performance periods) need not be uniform and may be made by it selectively among employees who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

10.6 No Rights as Shareholders. Participants as such shall have no rights as shareholders of the Corporation, except as provided in Section 8.4, unless and until shares of Common Stock are registered in their name.

10.7 Adjustments of Stock. If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or any other similar transaction, the number and kind of shares available for grant under the Plan or subject to or granted pursuant to an Award and the price thereof, or other numeric limitations under the Plan, as applicable, shall be appropriately adjusted by the Committee or the Board.

10.8 Amendment or Termination of the Plan. The Committee or the Board may at any time terminate the Plan or any part thereof and may from time to time amend the Plan as it may deem advisable. Any such action of the Committee or the Board may be taken without the approval of the Corporation’s shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically Rule 16b-3, or the rules of any stock exchange on which the Common Stock is listed. The termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect such Participant’s rights under an Award previously granted.

10.9 Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of the Plan, the Committee may, without amending the Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

10.10 Previously Granted Awards. Awards outstanding on the effective date of this amended and restated Plan shall continue to be governed by and construed in accordance with the Plan as in effect on the date of grant of the Award; except that outstanding Deferred Cash Incentive Awards shall be subject to the limitations of Section 7.3(a) and (b) of the Plan and, to the extent required by Section 162(m) of the Code, a grant of a Reload Option shall be subject to the limitation of Section 3.4(d) of the Plan.

EXHIBIT C

MELLON FINANCIAL CORPORATION AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Corporation. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either may (i) be pre-approved pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service and do not delegate Audit Committee responsibilities to management (such as this Policy), without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or (ii) require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding the pre-approved maximum fee amounts set forth in Appendices A, B, C or D will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence and whether the provision of such services by the independent auditor would impair the independent auditor’s independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Corporation’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Corporation’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may choose to determine, for a particular calendar year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The Appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually (expected to be in December) review and pre-approve the services that may be provided by the independent auditor during the following calendar year without obtaining specific pre-approval from the Audit Committee. The services listed in the Appendices to this Policy may be provided by the independent auditor during 2007. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee expects that the annual engagement letter with the independent auditor will contain a reasonably detailed description of services proposed to be provided by the independent auditor during the period covered by the engagement letter and related estimated fees (supported by reasonably detailed analyses). By approval of the engagement letter, these services will have specific pre-approval.

This Policy is designed (1) to be detailed as to the particular service to be provided by the independent auditor, (2) to ensure that the Audit Committee is informed of each service provided by the independent auditor and (3) to ensure that the policies and procedures set forth herein do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management. Nothing in this Policy shall be interpreted to be a delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934. The Audit Committee, in adopting this Policy and providing for general pre-approval of the services listed on Appendices A through D, is mindful that the SEC’s principles of independence with respect to services provided by auditors are largely predicated on three basic principles, violations of which would impair the auditor’s independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work and (3) an auditor cannot serve in an advocacy role for his or her client. This Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG LLP as the Corporation’s prospective independent auditor for 2007 has reviewed this Policy and believes that implementation of this Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. By this Policy, the Committee delegates specific pre-approval authority to each of its Chair and its Vice Chair, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000. The Chair or Vice Chair, as the case may be, must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

“Audit services” are services necessary to perform an audit or review in accordance with generally accepted auditing standards, as well as those services that generally only the independent auditor can reasonably provide, which may include (1) attest services, (2) comfort letters, (3) statutory audits and (4) consents and assistance with and review of documents filed with the SEC. The annual Consolidated Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls over financial reporting as well as the independent auditor’s report on internal control over financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Corporation structure or other items.

In addition to the annual Consolidated Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services not specifically pre-approved in the annual Audit services engagement. Other Audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Corporation and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the engagement of the independent auditor to provide the Audit services in Appendix A. All other Audit services which are not listed in Appendix A or which have not been previously approved in connection with the independent auditor’s engagement letter for the applicable year must be specifically pre-approved by the Audit Committee.

IV.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; consultations concerning financial accounting and reporting standards; accounting consultations and audits in connection with acquisitions; internal control reviews; attest services that are not required by statute or regulation; and employee benefit plan audits.

The Audit Committee has pre-approved the engagement of the independent auditor to provide the Audit-related services in Appendix B. All other Audit-related services which are not listed in Appendix B or which have not been previously approved in connection with the independent auditor’s engagement letter for the applicable year must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Corporation such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Corporation’s Controller to determine whether the tax planning and reporting positions are consistent with this policy. However, the Audit Committee is ultimately responsible for the determination of whether a Tax service would impair independence.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the engagement of the independent auditor to provide the Tax services in Appendix C. All Tax services which are not listed in Appendix C or which have not been previously approved in connection with the independent auditor’s engagement letter for the applicable year must be specifically pre-approved by the Audit Committee, including Tax services proposed to be provided by the independent auditor to any executive officer or director of the Corporation, in his or her individual capacity, where such services are paid for by the Corporation.

Notwithstanding anything to the contrary in this Policy, (i) neither the Audit Committee nor the Corporation will take any action that would violate Rules 3521 or 3522 of the Public Company Accounting Oversight Board (“PCAOB”) and (ii) the Audit Committee and the Corporation will comply with Rule 3524 of the PCAOB.

VI.	All Other Services

The Audit Committee believes that, in addition to the services discussed above, the independent auditor may provide certain non-audit services without impairing the independent auditor’s independence. Accordingly, the Audit Committee has pre-approved the engagement of the independent auditor to provide the All Other services in Appendix D. Any other non-audit services to be provided to the Corporation by the independent auditor must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approved Maximum Fee Amounts

Maximum fee amounts for pre-approved services to be provided by the independent auditor will be established annually by the Audit Committee. Pre-approved maximum fee amounts for the period January 1—December 31, 2007 are set forth in Appendices A through D hereto. These amounts are in addition to the fees that are approved in connection with the annual engagement letter with KPMG LLP expected to be entered into in February 2007. Proposed services exceeding these maximum fee amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For a particular calendar year, the Audit Committee may choose to determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor shall be submitted to the Corporation’s Controller and must include a detailed description of the services proposed to be rendered. The Corporation’s Controller will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. Unless such determination is free from doubt, the Controller shall consult with the Chair or Vice Chair of the Audit Committee who shall resolve such question. The Audit Committee will be informed on a quarterly basis of any such services rendered by the independent auditor.

All services to be provided pursuant to the general pre-approval provisions of this Policy shall be provided by the independent auditor pursuant to an engagement letter with the Corporation that satisfies the following requirements (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter):

1.	the engagement letter shall be in writing and signed by the independent auditor or its authorized representative;

2.	the engagement letter shall set forth the particular services to be provided by the independent auditor which shall be within the categories of pre-approved services described in Appendix A, B, C or D hereto;

3.	the engagement letter shall set forth the total fees to be paid to the independent auditor for the services (or the manner of their determination), which shall not exceed the limitations on fees set forth in Appendix A, B, C or D hereto (for purposes of determining whether such fees would exceed such limitations, fees to be paid in currencies other than U.S. dollars shall be converted to and estimated in U.S. dollars at the then current exchange rate); and

4.	the engagement letter shall include a confirmation by the independent auditor that any contemplated non-audit services are not within a category of services the provision of which would impair the independent auditor’s independence under applicable SEC regulations.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Corporation’s Controller and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

By this policy the Audit Committee designates the Corporation’s Chief Auditor to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Corporation’s Chief Auditor will report to the Audit Committee on a periodic basis on the results of his or her monitoring. Both the Corporation’s Chief Auditor and management will promptly report to the Chair of the Audit Committee any breach of this Policy that comes to the attention of the Corporation’s Chief Auditor or any member of management.

The Audit Committee will also review the Chief Auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services or will receive confirmation from the Chief Auditor that his or her responsibilities include such monitoring.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Corporation, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Dated: April 14, 2003 (revised September 16, 2003, December 16, 2003, December 20, 2004, December 19, 2005 and December 18, 2006)

Appendix A

Pre-Approved Audit Services for 2007*

Dated: December 18, 2006

Service	Maximum Fee Per Engagement Not to Exceed**
Statutory audits or financial audits for subsidiaries or affiliates of the Corporation	$150,000
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	$175,000
Consultations by the Corporation’s management as to the accounting or disclosure treatment of transactions or events and/or the actual impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies	$100,000

* These services are in addition to those that are approved in connection with the annual engagement letter with KPMG LLP, expected to be entered into in February 2007 and in addition to any services that are specifically pre-approved.

** The fees for all engagements entered into pursuant to this Appendix A not to exceed an aggregate of $800,000.

Appendix B

Pre-Approved Audit-Related Services for 2007*

Dated: December 18, 2006

Service	Maximum Fee Per Engagement Not to Exceed**
Reviews of financial statements of businesses considered for acquisition and due diligence services pertaining to potential business acquisitions/dispositions	$200,000
Financial statement audits of employee benefit plans	$100,000
Reviews of internal controls over financial activities and reporting requirements, including SAS 70 and similar international reports	$100,000
Assistance in dealing with and responding to the Securities and Exchange Commission, the Federal Reserve Board, the Office of the Comptroller of the Currency and other domestic and international regulatory agencies on financial matters	$100,000
Consultations by the Corporation’s management as to the accounting or disclosure treatment of potential transactions or events and/or the potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	$100,000
Attestation and agreed-upon procedures engagements regarding financial data as requested by parties such as customers, underwriters, counterparties or regulators	$100,000
Subsidiary, equity investee or other related entity audits or audits of pools of assets not required by statute or regulation that are incremental to the audit of the consolidated financial statements	$100,000
Post-acquisition review of acquired business financial statements (including purchase accounting issues)	$100,000
Closing balance sheet audits pertaining to dispositions	$100,000
Review of the effectiveness of the internal audit function at the request of third parties	$100,000
Consultation on accounting issues regarding employee benefit plans and programs	$100,000
Assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	$100,000

* These services are in addition to those that are approved in connection with the annual engagement letter with KPMG LLP, expected to be entered into in February 2007 and in addition to any services that are specifically pre-approved.

** The fees for all engagements entered into pursuant to this Appendix B not to exceed an aggregate of $800,000.

Appendix C

Pre-Approved Tax Services for 2007*

Dated: December 18, 2006

Service	Maximum Fee Per Engagement Not to Exceed**
U.S. federal, state and local tax planning and advice regarding the tax consequences of proposed or actual transactions or the operation of corporate programs	$75,000
Assistance with U.S. federal, state and local tax filings (such as preparation of returns and related matters and assistance with audits by taxing authorities)	$100,000
International tax planning and advice regarding the tax consequences of proposed or actual transactions or the operation of corporate programs	$75,000
Assistance with international tax filings (such as preparation of returns and related matters and assistance with audits by taxing authorities)	$125,000
Review of federal, state, local and international income, franchise, and other tax returns	$50,000
Transfer pricing and cost segregation studies	$100,000
Tax advice regarding new statutory, regulatory or administrative developments	$50,000
Employee benefit plan filings (including assistance with audits)	$50,000

* These services are in addition to those that are approved in connection with the annual engagement letter with KPMG LLP, expected to be entered into in February 2007 and in addition to any services that are specifically pre-approved.

** The fees for all engagements entered into pursuant to this Appendix C not to exceed an aggregate of $450,000.

Appendix D

Pre-Approved All Other Services for 2007*

Dated: December 18, 2006

Service	Maximum Fee Per Engagement Not to Exceed**
Risk management advisory services regarding financial or operational matters, e.g., assessment and testing of security infrastructure controls	$100,000
Advisory services related to issues involving regulatory bodies such as the Federal Reserve Board, the Office of the Comptroller of the Currency and the Financial Services Authority and other domestic and international regulatory bodies	$100,000

* These services are in addition to those that are approved in connection with the annual engagement letter with KPMG LLP, expected to be entered into in February 2007 and in addition to any services that are specifically pre-approved.

** The fees for all engagements entered into pursuant to this Appendix D not to exceed an aggregate of $400,000.

Exhibit 1

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

EXHIBIT D

MELLON FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

I.	Purpose

The Audit Committee is appointed by the Board of Directors to:

A.	Assist the Board in fulfilling its oversight responsibilities in respect of:

•	The integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance and accounting.

•	The integrity of the Corporation’s financial statements.

•	The qualifications, independence and performance of the Corporation’s independent auditors and internal auditors.

•	Compliance with legal and regulatory requirements.

B.	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Corporation’s annual proxy statement.

The Audit Committee shall be available to provide an avenue of communication among the independent auditors, management, the internal auditors and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board of Directors or management.

The Corporation shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of:

•	Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

•	Compensation of any advisers employed by the Audit Committee; and

•	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

For purposes of this Charter, the term “review” when used with respect to a responsibility or duty of the Audit Committee shall mean such consideration and evaluation as the Audit Committee in its business judgment shall determine to be appropriate and shall not mean or require a “review” as contemplated in Statement on Auditing Standards No. 100.

II.	Allocation of Responsibilities

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and related laws and regulations.

The internal auditors are responsible for providing reliable and timely information to the Board of Directors and senior management concerning the quality and effectiveness of, and the level of adherence to, the Corporation’s control and compliance procedures and risk management systems. The independent auditors are responsible for planning and carrying out an integrated audit of the Corporation’s consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and reviewing the Corporation’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q.

In fulfilling their responsibilities hereunder, it is recognized that even though one or more members of the Audit Committee may be designated as an “audit committee financial expert” as defined in rules of the SEC members of the Audit Committee are not, and do not represent themselves to be, performing the functions of accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or any of its members to plan or conduct audits, to conduct “field work” or other types of auditing or accounting reviews or procedures or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In addition, it is not the responsibility of the Audit Committee to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by those persons and under those circumstances specified in the Pennsylvania Business Corporation Law.

III.	Composition and Meetings

Audit Committee members shall meet the requirements of (i) Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”) and of the New York Stock Exchange (“NYSE”) including, without limitation, the requirements for independence set out in NYSE Rule 303A.02 or any successor section and (ii) the Federal Deposit Insurance Act and related regulations of the Federal Deposit Insurance Corporation. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall, in the Board’s business judgment, be free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall be financially literate as interpreted by the Board of Directors in its business judgment. At least one member of the Committee shall have accounting or related financial management expertise as interpreted by the Board of Directors in its business judgment. The Board of Directors shall determine whether any member of the Audit Committee is an “audit committee financial expert” as defined by rules of the SEC. No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Audit Committee and discloses this determination in the Corporation’s annual proxy statement.

Audit Committee members, including a Chair and a Vice Chair, shall be appointed by the Board of Directors on recommendation of the Corporate Governance and Nominating Committee and serve at the pleasure of the Board. If the Audit Committee Chair is not present at a meeting of the Committee, the Vice Chair shall preside.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Chair of the Committee or a majority of its members may call a meeting of the Committee in addition to regularly scheduled meetings. The agenda for each Audit Committee meeting will provide time during which the Committee can meet separately in executive session with management, the Chief Auditor, the independent auditors and as a Committee to discuss any matters that the Committee or any of these groups believe should be discussed.

Except as limited by law, regulation or the rules of the NYSE, the Audit Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittees such power and authority as it deems appropriate. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

IV.	Responsibilities and Duties

A.	Review Procedures

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter at least annually; submit the Charter to the Board of Directors for approval and cause the Charter to be published in the Corporation’s proxy statement at least every three years in accordance with SEC regulations.

2.	Meet to review and discuss with management and the independent auditors the Corporation’s annual audited financial statements prior to filing or distribution and recommend whether the financial statements should be included in the Corporation’s Annual Report on Form 10-K. This review and discussion is to include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments, the form of opinion the independent auditors propose to render and reviewing the Corporation’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.	In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Corporation’s financial reporting processes and controls; discuss significant related financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant related findings and reports prepared by the internal auditors together with management’s responses.

4.	Meet to review and discuss with management and the independent auditors the Corporation’s quarterly financial results prior to the release of earnings and the Corporation’s quarterly financial statements prior to filing or distribution including reviewing the Corporation’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5.	Discuss the Corporation’s earnings press releases and discuss the financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (i.e., types of information disclosed and types of presentations made).

6.	Review at least quarterly with the independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management.

7.	Set clear hiring policies for employees or former employees of the independent auditors. Unless subsequently amended, such policies shall be that the Corporation will not hire any employee or former employee of the independent auditors if such hiring would cause the independent auditors to cease to be independent under applicable rules of the SEC.

8.	Discuss, as appropriate (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies, (ii) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

9.

Perform certain functions appropriate to an audit committee of Mellon Trust of New England, National Association, Mellon United National Bank and Mellon 1st Business Bank, National Association as agreed with the primary regulator of those institutions.

10.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

11.	Review and discuss any reports concerning evidence of material violations submitted to it pursuant to the Corporation’s Policy adopted pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and related SEC rules entitled “Implementation of Standards of Professional Conduct for Attorneys.”

12.	Inquire of the Corporation’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

B.	Independent Auditors

1.	The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the independent auditor appointment shall be subject to shareholder ratification.

2.	The Audit Committee shall approve on an annual basis the estimated fees to be paid to the independent auditors for the annual audit of the consolidated financial statements of the Corporation and limited reviews of its quarterly financial information. The Audit Committee shall also pre-approve all audit and non-audit services to be provided by the independent auditors. Such pre-approval may either be specific on a per engagement basis or pursuant to pre-approval policies and procedures that satisfy requirements of SEC rules.

3.	The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee.

4.	The independent auditors shall report to the Audit Committee annually as to: the independent auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and the results of the most recent review of the independent auditors by the Public Company Accounting Oversight Board.

5.	The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Corporation’s annual financial statements and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, in the aggregate and by each major type of service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each major type of service; and (iv) all other products and services provided by the independent auditors, in the aggregate and by each major type of service.

6.

The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Corporation including the matters set forth in

Independence Standards Board Standard No. 1, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the quality of audit services or the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

7.	The Audit Committee shall review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors.

8.	The Audit Committee shall discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

9.	The Audit Committee shall take into account the opinions of management and the Corporation’s internal auditors in assessing the independent auditors’ qualifications, performance and independence.

10.	Annually the Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence and shall present its conclusions with respect to the independent auditor to the Board of Directors.

11.	The Audit Committee shall review the independent auditors’ engagement letter and discuss the scope of the audit and general audit approach.

12.	Prior to releasing the quarterly or year-end earnings, the Audit Committee shall discuss the results of the quarterly review or the audit, as applicable, with the independent auditors. The Audit Committee shall also discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended, SAS 100, or other professional standards.

13.	The Audit Committee shall consider quarterly the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

14.	The Audit Committee shall obtain from the independent auditors in connection with any audit a timely report relating to the Corporation’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences.

C.	Internal Audit Department and Legal Compliance

1.	At least annually the Audit Committee shall review the organizational structure, qualifications, independence and performance of the internal audit department and the scope of its work and planned activities. The Audit Committee shall discuss with the independent auditors annually the responsibilities, budget and staffing of the internal audit department. The Audit Committee shall approve audit plans (and amendments to audit plans) and budgets.

2.	The Audit Committee shall review the appointment, performance and replacement of the Chief Auditor.

3.	The Audit Committee shall review significant findings identified by the internal auditors that relate to the Audit Committee’s Purpose together with management’s responses and follow-up to these reports.

4.	On a quarterly basis, the Audit Committee shall review with the Corporation’s counsel any significant litigation and any significant regulatory or governmental investigations.

5.	The Audit Committee shall review significant reports from regulatory agencies that relate to the Audit Committee’s Purpose and management’s responses.

D.	Other Audit Committee Responsibilities

The Audit Committee shall:

1.	Annually prepare a report to shareholders to be contained in the Corporation’s annual proxy statement as required by the SEC.

2.	Discuss policies with respect to risk assessment and risk management. As a consequence of the delegation by the Board of Directors to the Corporation’s Risk Committee of oversight responsibilities for the risks inherent in the businesses of the Corporation and the control processes with respect to such risks, receive periodic reports from the Chief Auditor as to the scope of agenda items reviewed by the Risk Committee and any significant matters presented to the Risk Committee including, without limitation, with respect to compliance with legal and regulatory requirements. Significant matters would include, among other things, internal and external reports containing substantial or significant issues.

3.	Annually conduct an evaluation of its performance, which performance evaluation shall be conducted in such manner as the Corporate Governance and Nominating Committee and the Audit Committee deem appropriate.

4.	Perform the responsibilities delegated to it in the Corporation’s Code of Ethics for Senior Financial Officers.

5.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law as the Board of Directors shall specifically delegate to the Audit Committee.

6.	Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the foregoing activities.

As adopted April 18, 2006

—  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —

Reservation Form for Mellon Financial Corporation Annual Meeting of Shareholders

Admission cards will be forwarded to shareholders whose reservation forms are received by [April     , 2007]. All other admission cards will be provided at the check-in desk at the meeting (please be prepared to show proof of identification).

Shareholders who expect to attend the Annual Meeting at 10:00 A.M., on April 17, 2007, in Pittsburgh, PA should complete this form and return it in the enclosed envelope. Shareholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting Mellon Financial Corporation stock ownership as of February 9, 2007.

Name ................................................................................
(Please Print)

Address ............................................................................
(Please Print)
.............................................................................................

Mellon Financial Corporation

This Proxy is solicited on behalf of the Board of Directors of the Corporation

The undersigned hereby appoints Carl Krasik, William E. Marquis and Richard M. Pearlman, or any of them, each with full power of substitution, as attorneys and proxies of the undersigned to vote all Mellon Financial Corporation Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 17, 2007, at 10:00 A.M., in the Grand Ballroom on the 17th floor of the Omni William Penn Hotel, Pittsburgh, Pennsylvania, and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director and FOR Proxy Items 2, 3 and 4, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.

This Proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director and FOR Proxy Items 2, 3 and 4.

(Continued, and to be signed and dated, on reverse side)

Address change/Comments (mark the corresponding box on the reverse side)

ñ   FOLD AND DETACH HERE ñ

You can now access your Mellon Financial account online.

Access Mellon Financial Corporation shareholder accounts online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Mellon Financial Corporation, now makes it easy and convenient to get current information on shareholder accounts.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change PIN

Visit us on the web at http://www.melloninvestor.com

Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR the election of directors and FOR Proxy Items 2, 3 and 4, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Mark Here for Address Change or Comments	☐

Proxy Item 1—Nominees for Director		Nominees: 01 Jared L. Cohon, 02 Ira J. Gumberg, 03 Robert P. Kelly 04, David S. Shapira, 05 John P. Surma

FOR all nominees listed herein (except as withheld in space provided)	WITHHOLD AUTHORITY to vote for all nominees listed herein	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)
☐	☐	Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve or for good cause will not serve.

Proxy Item 2—Proposal to amend the by-laws of Mellon Financial Corporation.	Proxy Item 3— Proposal to approve the adoption of amendments to Mellon Financial Corporation Long Term Profit Incentive Plan (2004).	FOR ☐	AGAINST ☐	ABSTAIN ☐	Proxy Item 4—Ratification of appointment of KPMG LLP as independent public accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Date	Signature	Date

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

ñ   FOLD AND DETACH HERE ñ

Choose MLink™ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Vote by Internet or Telephone or Mail

Internet and Telephone voting is available 24 Hours a Day, 7 Days a Week until 11:59 PM on Monday, April 16, 2007.

A shareholder’s telephone or Internet vote authorizes the named proxies to vote shares in the same manner as if the shareholder marked, signed and returned this proxy card.

Internet http://www.proxyvoting.com/mel Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date this proxy card and return it in the enclosed postage-paid envelope.

If a shareholder votes by Internet or by telephone,

there is NO need to mail back this proxy card.

Shareholders can view the 2006 Annual Report

(consisting of the 2006 Summary Annual Report and the

2006 Financial Annual Report) and Proxy Statement on

the Internet at www.mellon.com/annual

Mellon Financial Corporation

Deferred Share Award Trusts Confidential Ballot

This is a ballot for voting the shares of Mellon Financial Corporation stock held by Wachovia Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trust 1 and Deferred Share Award Trust 2. Please complete the ballot and return it in the envelope provided. Wachovia Bank, N.A., as Trustee of the Trusts, will vote the shares held in the Trusts as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of Mellon Financial Corporation to be held on April 17, 2007 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 12, 2007 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on reverse side)

ñ   FOLD AND DETACH HERE   ñ

The Board of Directors recommends a vote FOR Proxy Items 1, 2, 3 and 4.	Mark Here for Address Change or Comments	☐

Proxy Item 1—Nominees for Director		Nominees: 01 Jared L. Cohon, 02 Ira J. Gumberg, 03 Robert P. Kelly, 04 David S. Shapira, 05 John P. Surma

FOR all nominees listed herein (except as withheld in space provided)	WITHHOLD AUTHORITY to vote for all nominees listed herein	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)
☐	☐	Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve or for good cause will not serve.

Proxy Item 2—Proposal to amend the by-laws of Mellon Financial Corporation.	Proxy Item 3— Proposal to approve the adoption of amendments to Mellon Financial Corporation Long Term Profit Incentive Plan (2004).	FOR ☐	AGAINST ☐	ABSTAIN ☐	Proxy Item 4—Ratification of appointment of KPMG LLP as independent public accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR ☐	AGAINST ☐	ABSTAIN ☐

Choose MLink™ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

(Signature of Shareholder)

(Signature of Shareholder)

Dated: , 2007

ñ   FOLD AND DETACH HERE   ñ

Mellon Financial Corporation

Confidential Ballot for 2007 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free on a Touch-Tone Phone: 24 hours a day, 7 days a week	To vote by Internet Visit:
(U.S. and Canada only)	https://www.proxyvotenow.com/mel
1 888 216-1294

Have this Form available when you call the toll-free number,	Have this Form available and follow the directions.

and follow the prompts.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

5 p.m. Eastern Daylight Time on April 11.

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 5 p.m. Eastern Daylight Time on

April 11, 2007, to be counted.

Mellon Financial Corporation

Confidential Ballot for 2007 Annual Meeting

•	Mellon 401(k) Retirement Savings Plan (“401(k)”)

•	Mellon Employee Stock Purchase Plan (“ESPP”)

This is a ballot for giving voting instructions for the shares of Mellon Financial Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.

By properly submitting your voting instructions, you authorize Mellon Bank, N.A., as trustee (the “Trustee”) of the 401(k) and Mellon Investor Services, as administrator of the ESPP, to vote all shares held in your accounts for the Plans as you direct. Such shares will be voted at the Annual Meeting of Shareholders of Mellon Financial Corporation to be held on April 17, 2007, and at any adjournment thereof. Your voting instructions must be received by April 11, 2007, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including Mellon, except as may be required by law.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the 401(k) and the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then (1) for shares held in the ESPP, no vote will be recorded and (2) for shares held in the 401(k), the Trustee will vote your shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒

Mellon Financial Corporation’s Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

Proxy Item 1 - Nominees for Director.

Nominees: (01) Jared L. Cohon, (02) Ira J. Gumberg, (03) Robert P. Kelly, (04) David S. Shapira, (05) John P. Surma

FOR all nominees listed herein (except as withheld in space provided)	WITHHOLD AUTHORITY to vote for all nominees listed herein
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve or for good cause will not serve.

Proxy Item 2 0 Proposal to amend the by-laws of Mellon Financial Corporation.

FOR	AGAINST	ABSTAIN	Signature
☐	☐	☐	Please date and sign exactly as name appears hereon.

Proxy Item 3 - Proposal to approve the adoption of amendments to Mellon Financial Corporation Long-Term Profit Incentive Plan (2004).

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proxy Item 4 - Ratification of appointment of KPMG LLP as independent public accountants.			Date , 2007

FOR	AGAINST	ABSTAIN
☐	☐	☐

Comments

Subject: Your Mellon Shareholder Voting Material - IMPORTANT!

Dear Mellon Shareholder,

You are receiving this e-mail because as of February 9, 2007, you held Mellon Financial Corporation (“Mellon”) Common Stock (“Stock”) in either or both of the Mellon 401(k) Retirement Savings Plan (“401(k)”) or the Employee Stock Purchase Plan (“ESPP”). The 401(k) and the ESPP together are referred to as the “Plans”.

As a holder of Stock in the Plans, you are entitled to direct the voting of your shares. It is important that we obtain votes from each of our shareholders, so please provide your voting instructions now.

Your voting instructions must be received by 5 p.m. Eastern Daylight Time on April 11, in order to be counted.

The voting process is quick and easy- either click on the following link to the Internet voting site (which also contains Mellon’s 2006 Summary Annual Report, 2006 Financial Annual Report and 2007 Proxy materials), or call the telephone number below to access the telephone voting site. Please have the unique control number provided below handy- you’ll need it to enter your voting instructions.

YOUR CONTROL NUMBER IS:

INTERNET: To view the Financial and Summary Annual Reports and Proxy materials and vote by Internet, connect to the secure electronic voting site at https://www.proxyvotenow.com/mel and follow the prompts.

TELEPHONE: To vote by telephone, please view the Financial and Summary Annual Reports and Proxy materials at www.mellon.com/annual. Then call 1 (888) 216-1294 and follow the prompts.

If you prefer to vote by hard copy, please call 1 (866) 252-6890 and follow the prompts. You will be mailed a hard copy voting card, the Summary and Financial Annual Reports and the Proxy materials, together with a postage paid return envelope. (You will need your control number to enter such a request). Be sure to allow adequate mailing time because your vote must be received by April 12 to be counted. Also, you may view the Summary and Financial Annual Reports and Proxy materials without going to the electronic voting site by visiting www.mellon.com/annual. If you would like to receive a hard copy of the Annual Reports or Proxy materials (without a voting card), you may request them by visiting www.melloninvestor.com or calling Mellon Investor Services at 1 (800) 205-7699 within the United States or (201) 329-8660 outside the United States, or Telecommunication Device for the Deaf (TDD) lines: 1 (800) 231-5469 within the United States or 201-329-8354 outside the United States.

When you vote, you will be directing the vote of all shares of Stock held in your account in each of the Plans in which you participate. By properly submitting your voting instructions, you authorize Mellon Bank, N.A., as trustee (the “Trustee”) of the 401(k), and Mellon Investor Services, as administrator of the ESPP, to vote all shares held in your accounts for the Plans as you direct. Such shares will be voted at Mellon’s Annual Meeting of Shareholders, which will be held on Tuesday, April 17, 2007, and at any adjournment thereof. Your voting instructions are submitted directly to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including Mellon, except as may be required by law.

If you properly provide instructions by telephone or Internet as described in this e-mail, or if you properly submit a hard copy voting card, your shares will be voted according to your instructions. You must provide voting instructions as to each proposition on the ballot in order for your Internet or telephone voting instructions to be effective. If you properly submit a hard copy voting card without providing voting instructions, your shares will be voted in accordance with the recommendation of the Board of Directors on each proposition.

If you do not properly submit a hard copy voting card or provide voting instructions by telephone or internet, then (1) for shares held in the ESPP, no vote will be recorded and (2) for shares held in the 401(k), the Trustee will vote your shares “FOR”, “AGAINST” OR “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” OR “ABSTAIN” with respect to any propositions on the ballot.

Your vote is important.

Thank you.